BLACKROCK FUNDS III

BlackRock LifePath® Dynamic 2020 Fund

400 Howard Street

San Francisco, California 94105

(800) 441-7762

August 21, 2019

Dear Shareholder:

I am writing to inform you about a reorganization that will affect your investment in BlackRock LifePath® Dynamic 2020 Fund (the “Target Fund”), a series of BlackRock Funds III (the “Trust”), a Delaware statutory trust. As provided in an Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Target Fund will be reorganized into BlackRock LifePath® Dynamic Retirement Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Target Fund is a “feeder” fund that invests all of its assets in LifePath® Dynamic 2020 Master Portfolio (the “Target Master Portfolio”), a series of Master Investment Portfolio (“MIP”), a Delaware statutory trust, which has an investment objective, strategies and policies substantially identical to those of the Target Fund. The Acquiring Fund is also a “feeder” fund and invests all of its assets in LifePath® Dynamic Retirement Master Portfolio (the “Acquiring Master Portfolio” and together with the Target Master Portfolio, the “Master Portfolios” and each, a “Master Portfolio”), a series of MIP, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. The Acquiring Master Portfolio is advised by BlackRock Fund Advisors (“BFA”), the same investment adviser to the Target Master Portfolio. Following the completion of the Reorganization, the Acquiring Fund and the Acquiring Master Portfolio may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

Since each Fund is a feeder fund that invests all of its assets in a corresponding Master Portfolio, there are other aspects of the Reorganization that are not covered in the enclosed Combined Prospectus/Information Statement because they do not relate to the Target Fund or the Acquiring Fund directly. The Board of Trustees of MIP has approved an Agreement and Plan of Reorganization between MIP, on behalf of the Target Master Portfolio, and MIP, on behalf of the Acquiring Master Portfolio (the “Master Reorganization Agreement”), pursuant to which the Target Master Portfolio and the Acquiring Master Portfolio will be combined (the “Master Reorganization”) prior to the Reorganization of the Target Fund into the Acquiring Fund. The Master Reorganization is not governed by the enclosed Combined Prospectus/Information Statement.

The Board of Trustees of the Trust (the “Board”) has determined that the Reorganization is in the best interests of each Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization.

The enclosed Combined Prospectus/Information Statement contains information about the Reorganization. As a result of the Reorganization, you will receive shares (including fractional shares, if any) of the class of shares in the Acquiring Fund set out in the table below with the same aggregate net asset value as the shares of the Target Fund you own immediately prior to the Reorganization:

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Class R
Class K	Class K

The Funds are part of the LifePath Dynamic investment program pursuant to which the Target Fund will have a substantially similar investment objective and identical investment policies, strategies, restrictions and risks as the Acquiring Fund as the target date of the Target Fund approaches in 2020. It is expected that the Reorganization will enable the Combined Fund to operate more efficiently in the future. BFA will continue as the investment adviser of the Combined Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. In addition, no increase in advisory, administration or other fee rates will result from the Reorganization. The Target Fund and the Acquiring Fund have the same expense structure, the same types of fees and the same fee rates. Assuming the Reorganization had occurred on December 31, 2018, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements that BFA and BlackRock Advisors, LLC have agreed to continue through April 30, 2021 and April 30, 2030, in each case as of December 31, 2018.

NO SHAREHOLDER ACTION IS REQUIRED AS A RESULT OF THE REORGANIZATION.

In accordance with the Target Fund’s and the Acquiring Fund’s operative documents, and applicable Delaware state and U.S. federal law (including Rule 17a-8 under the Investment Company Act of 1940, as amended), the Reorganization may be effected without the approval of shareholders of any Fund.

I encourage you to carefully review the enclosed materials, which explain the Reorganization in more detail. If you have any questions or need additional information, please contact BlackRock Investor Services at (800) 441-7762.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer

BlackRock LifePath® Dynamic 2020 Fund

BLACKROCK FUNDS III

400 Howard Street

San Francisco, California 94105

(800) 441-7762

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement. For your convenience, we have provided a brief overview of the Reorganization (as defined below).

Q:	Why is the Reorganization taking place?

A:

BlackRock LifePath® Dynamic 2020 Fund (the “Target Fund”), a series of BlackRock Funds III (the “Trust”), and BlackRock LifePath® Dynamic Retirement Fund (the “Acquiring Fund”), a series of the Trust, are part of the LifePath Dynamic investment program pursuant to which the Target Fund will have a substantially similar investment objective and identical investment policies, strategies, restrictions and risks as the Acquiring Fund as the target date of the Target Fund approaches in 2020. It is expected that the Reorganization will enable the Combined Fund (as defined below) to operate more efficiently in the future.

The Board of Trustees of the Trust has determined that the Reorganization is in the best interests of each Fund (as defined below), and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization.

Q:	What does the Reorganization provide for?

A:

Pursuant to an Agreement and Plan of Reorganization (the “Reorganization Agreement”) between the Trust, on behalf of the Target Fund, and the Trust, on behalf of the Acquiring Fund, the Target Fund will be reorganized into the Acquiring Fund (the “Reorganization”).

Following the completion of the Reorganization, the Acquiring Fund and the Acquiring Master Portfolio (as defined below) may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively. The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Reorganization will result in each shareholder of the Target Fund becoming a shareholder of the Acquiring Fund, another mutual fund. The Target Fund is a “feeder” fund that invests all of its assets in LifePath® Dynamic 2020 Master Portfolio (the “Target Master Portfolio”), a series of Master Investment Portfolio (“MIP”), a Delaware statutory trust, which has an investment objective, strategies and policies substantially identical to those of the Target Fund. The Acquiring Fund is also a “feeder” fund and invests all of its assets in LifePath® Dynamic Retirement Master Portfolio (the “Acquiring Master Portfolio” and together with the Target Master Portfolio, the “Master Portfolios” and each, a “Master Portfolio”), a series of MIP, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. The Acquiring Master Portfolio is advised by BlackRock Fund Advisors (“BFA”), the same investment adviser to the Target Master Portfolio.

The Target Fund and the Acquiring Fund pursue a substantially similar investment objective and employ substantially the same investment strategies to achieve their respective investment objectives.

The Reorganization Agreement provides for:

Step 1:

The transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”).

Step 2:	The distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders.

Step 3:	The termination, dissolution and liquidation of the Target Fund as a series of the Trust.

Since each Fund is a feeder fund that invests all of its assets in a corresponding Master Portfolio, there are other aspects of the Reorganization that are not covered in the enclosed Combined Prospectus/Information Statement because they do not relate to the Target Fund or the Acquiring Fund directly. The Board of Trustees of MIP has approved an Agreement and Plan of Reorganization between MIP, on behalf of the Target Master Portfolio, and MIP, on behalf of the Acquiring Master Portfolio (the “Master Reorganization

Agreement”), pursuant to which the Target Master Portfolio and the Acquiring Master Portfolio will be combined (the “Master Reorganization”) prior to the Reorganization of the Target Fund into the Acquiring Fund.

The Master Reorganization Agreement provides for:

Step 1:

The transfer of substantially all of the assets and liabilities of the Target Master Portfolio to the Acquiring Master Portfolio in exchange for interests of the Acquiring Master Portfolio having equal value to the net assets transferred (the “Acquiring Master Portfolio Interests”).

Step 2:	The exchange of the Acquiring Master Portfolio Interests held by the Target Master Portfolio for the interests of the Target Master Portfolio held by the Target Fund.

Step 3:	The termination, dissolution and liquidation of the Target Master Portfolio as a series of MIP.

The Master Reorganization is not governed by the enclosed Combined Prospectus/Information Statement.

Q:	Do I need to vote for the Reorganization?

A:

No. No vote of shareholders will be taken with respect to the Reorganization. THE FUNDS ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND A PROXY TO THE FUNDS WITH RESPECT TO THE REORGANIZATION.

Q:	In the Reorganization, what class of shares of the Acquiring Fund will I receive?

A:	You will receive Acquiring Fund Shares as follows:

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Class R
Class K	Class K

Q:	Will I own the same number of shares of the Combined Fund as I currently own of the Target Fund?

A:

No. You will receive shares, including fractional shares, if any, of the Acquiring Fund with the same aggregate net asset value (“NAV”) as the shares of the Target Fund you own immediately prior to the Reorganization. However, the number of Acquiring Fund Shares you receive will depend on the relative NAV per share for the applicable class of the Target Fund and the Acquiring Fund computed as of the close of trading on the New York Stock Exchange on the business day immediately prior to the closing of the Reorganization (“Valuation Time”), after the declaration of payment of applicable dividends and/or other distributions. Thus, if as of the Valuation Time the NAV of a share of the Acquiring Fund is lower than the NAV of the corresponding share class of the Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the NAV of a share of the Acquiring Fund is higher than the NAV of the corresponding share class of the Target Fund, you will receive fewer Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. The aggregate NAV of your Combined Fund shares immediately after the Reorganization will be the same as the aggregate NAV of your Target Fund shares immediately prior to the Reorganization.

Q:	Who will advise the Combined Fund once the Reorganization is completed?

A:

As with the Target Fund, the Acquiring Fund does not, and the Combined Fund will not, have its own investment adviser. Rather, the Acquiring Fund is, and the Combined Fund will be, a “feeder” fund that invests all of its assets in the Acquiring Master Portfolio. The Acquiring Master Portfolio and the Target Master Portfolio are advised by BFA, and BFA will continue to advise the Combined Master Portfolio once the Reorganization is completed. The Acquiring Master Portfolio is sub-advised by BlackRock International

ii

Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”). BIL and BRS will continue to sub-advise the Combined Master Portfolio once the Reorganization is completed. Each of BFA, BIL and BRS is an indirect wholly-owned subsidiary of BlackRock, Inc.

Q:	How will the Reorganization affect Fund fees and expenses?

A:

The Target Fund and the Acquiring Fund have the same expense structure, the same types of fees and the same fee rates. Assuming the Reorganization had occurred on December 31, 2018, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements that BFA and BlackRock Advisors, LLC have agreed to continue through April 30, 2021 and April 30, 2030, in each case as of December 31, 2018.

Q:	Are there any differences in distribution and service fees or front-end sales charges or contingent deferred sales charges?

A:

The distribution and service fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the shares of the Acquiring Fund to be issued in the Reorganization to the holders of shares of the Target Fund will be identical to the corresponding charges on the shares of the Target Fund held by such shareholders immediately prior to the Reorganization.

Q:	Will I have to pay any sales charge, commission or other similar fee in connection with the Reorganization?

A:

No, you will not have to pay any sales charge, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Information Statement, the holding period with respect to any CDSC that applies to shares of the Acquiring Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Target Fund shares or (ii) you purchased your shares of any other fund advised by BFA and subsequently exchanged them for shares of the Target Fund.

Q:	Do I need to take any action in connection with the Reorganization?

A:

No. Your shares will automatically be converted into shares of the Acquiring Fund on the date of the completion of the Reorganization. You will receive written confirmation that this change has taken place. No certificates for shares will be issued in connection with the Reorganization. The aggregate net asset value of the Acquiring Fund Shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own in the Target Fund immediately prior to the Reorganization.

Q:	Will the Reorganization create a taxable event for me?

A:

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Master Reorganization is expected to qualify as a tax-free transaction under the Code. In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize any gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). Additionally, if the Master Reorganization qualifies as a tax-tree transaction under the Code, the Target Master Portfolio and the Acquiring Master Portfolio will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Master Reorganization (except for any gain or loss that may be required to be recognized solely as a result

iii

of the close of the Acquiring Master Portfolio’s taxable year due to the Master Reorganization or due to the deemed transfer of certain assets).

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, such redemptions would be taxable transactions.

It is not anticipated that the Acquiring Fund or the Acquiring Master Portfolio will sell any securities of the Target Fund acquired in the Reorganization in preparation for, or as a result of, the Reorganization, other than in the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of the Target Fund in connection with the Reorganization. If any of the portfolio assets of the Target Fund are sold, or deemed sold, as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains or ordinary income) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders in non-tax qualified accounts. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

You may wish to consult with your tax adviser concerning the tax consequences of the Reorganization and the Master Reorganization.

Q:	What if I redeem my shares before the Reorganization takes place?

A:

If you choose to redeem your shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable CDSC.

Q:	Who will pay for the Reorganization?

A:

BFA or its affiliates will pay, directly or through waivers, the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees), which is estimated to be approximately $20,750. The Target Fund’s portion of the costs associated with the Reorganization is estimated to be approximately $121,750 (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with the Target Fund will be paid by the Target Fund, because it will benefit from the Reorganization, but all of which are still expected to be borne by BFA or its affiliates. The total estimated expenses of the Reorganization are approximately $142,500. The foregoing estimated expenses will be borne by BFA or its affiliates directly or through waivers, as applicable, regardless of whether the Reorganization is consummated.

Q:	When will the Reorganization occur?

A:	The Reorganization is expected to occur during the fourth quarter of 2019.

Q:	Whom do I contact if I have questions?

A:	You can contact your financial advisor for further information. Direct shareholders may contact the Target Fund at (800) 441-7762.

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement.

Please read it carefully.

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COMBINED PROSPECTUS/INFORMATION STATEMENT

BLACKROCK FUNDS III

BlackRock LifePath® Dynamic 2020 Fund

BLACKROCK FUNDS III

BlackRock LifePath® Dynamic Retirement Fund

400 Howard Street

San Francisco, California 94105

(800) 441-7762

This Combined Prospectus/Information Statement is furnished to you as a shareholder of BlackRock LifePath® Dynamic 2020 Fund (the “Target Fund”), a series of BlackRock Funds III (the “Trust”), a Delaware statutory trust. As provided in an Agreement and Plan of Reorganization (the “Reorganization Agreement”), the Target Fund will be reorganized into BlackRock LifePath® Dynamic Retirement Fund (the “Acquiring Fund”), a series of the Trust (the “Reorganization”). The Target Fund is a “feeder” fund that invests all of its assets in LifePath® Dynamic 2020 Master Portfolio (the “Target Master Portfolio”), a series of Master Investment Portfolio (“MIP”), a Delaware statutory trust, which has an investment objective, strategies and policies substantially identical to those of the Target Fund. The Acquiring Fund is also a “feeder” fund and invests all of its assets in LifePath® Dynamic Retirement Master Portfolio (the “Acquiring Master Portfolio” and together with the Target Master Portfolio, the “Master Portfolios” and each, a “Master Portfolio”), a series of MIP, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. The Acquiring Master Portfolio is advised by BlackRock Fund Advisors (“BFA”), the same investment adviser to the Target Master Portfolio. Following the completion of the Reorganization, the Acquiring Fund and the Acquiring Master Portfolio may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

The Board of Trustees of the Trust (the “Board”) has determined that the Reorganization is in the best interests of each Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

As a result of the Reorganization, the Target Fund will be reorganized into the Acquiring Fund and you will become a shareholder of the Acquiring Fund. The Target Fund and the Acquiring Fund pursue a substantially similar investment objective and employ substantially the same investment strategies to achieve its respective investment objective. The investment objective of each Fund is as follows:

Fund	Investment Objective

Target Fund	Seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Target Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Acquiring Fund	Seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Acquiring Fund will be broadly diversified across global asset classes.

For more information on the Funds’ investment strategies, see “Summary—Investment Objectives and Principal Investment Strategies” below.

Since each Fund is a feeder fund that invests all of its assets in a corresponding Master Portfolio, there are other aspects of the Reorganization that are not covered in this Combined Prospectus/Information Statement because they do not relate to the Target Fund or the Acquiring Fund directly. The Board of Trustees of MIP has approved an Agreement and Plan of Reorganization between MIP, on behalf of the Target Master Portfolio, and MIP, on behalf of the Acquiring Master Portfolio (the “Master Reorganization Agreement”), pursuant to which the Target Master Portfolio and the Acquiring Master Portfolio will be combined (the “Master Reorganization”) prior to the Reorganization of the Target Fund into the Acquiring Fund.

In connection with the Master Reorganization, the Target Master Portfolio will transfer all of its assets and liabilities to the Acquiring Master Portfolio in exchange for interests of the Acquiring Master Portfolio having equal value to the net assets transferred (the “Acquiring Master Portfolio Interests”). Immediately thereafter, the Target Master Portfolio will exchange the Acquiring Master Portfolio Interests for the interests of the Target Master Portfolio held by the Target Fund and the Target Master Portfolio will be terminated, dissolved and liquidated as a series of MIP. The Master Reorganization is not governed by this Combined Prospectus/Information Statement.

The Target Fund will transfer substantially all of its assets to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”). Immediately thereafter, the Target Fund will distribute Acquiring Fund Shares to its shareholders pro rata. After distributing the Acquiring Fund Shares, the Target Fund will be terminated, dissolved and liquidated as a series of the Trust. Following the Reorganization, shareholders of the Target Fund will receive shares of the Acquiring Fund as follows: holders of Investor A Shares will receive Investor A Shares; holders of Investor C Shares will receive Investor C Shares; holders of Institutional Shares will receive Institutional Shares; holders of Class R Shares will receive Class R Shares; and holders of Class K Shares will receive Class K Shares.

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes, and the Master Reorganization is expected to qualify as a tax-free transaction for U.S. federal income tax purposes.

The aggregate net asset value (“NAV”) of the Acquiring Fund Shares received in the Reorganization by the Target Fund will equal the aggregate NAV of the shares of the Target Fund held by such shareholders of the Target Fund immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder’s interest will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Target Fund immediately prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information shareholders of the Target Fund should know before the Reorganization and constitutes an offering of shares of the Acquiring Fund being issued in the Reorganization. Please read it carefully and retain it for future reference.

The following documents containing additional information about each Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally form a part of) this Combined Prospectus/Information Statement:

•	the Statement of Additional Information dated August 21, 2019 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement;

•	the Statement of Additional Information relating to the Target Fund and the Acquiring Fund, dated April 30, 2019, as supplemented (the “SAI”); and

•	the Annual Report to shareholders of the Target Fund and the Acquiring Fund (the “Annual Report”), for the fiscal year ended December 31, 2018.

The following documents containing additional information about each Fund, each having been filed with the SEC, are incorporated by reference into (legally form a part of) and also accompany this Combined Prospectus/Information Statement:

•	the Prospectuses relating to the Target Fund and the Acquiring Fund, dated April 30, 2019, as supplemented (the “Prospectus”).

Except as otherwise described herein, the policies and procedures set forth under “Account Information” in the Prospectus will apply to the shares issued by the Acquiring Fund in connection with the Reorganization.

Copies of the foregoing can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of any of the foregoing documents to any shareholder upon request. Any such request should be directed to BlackRock, Inc. by calling (800) 441-7450 or by writing to the respective Fund at 400 Howard Street, San Francisco, California 94105. The foregoing documents are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of each of the Funds is 400 Howard Street, San Francisco, California 94105 and the telephone number is (800) 441-7762.

Each Fund is subject to the informational requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, files reports, information statements, proxy materials and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or downloaded from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may also request copies of these materials, upon payment of a duplicating fee at the prescribed rates, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Information Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Information Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

The SEC has not approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Information Statement is August 21, 2019.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Information Statement carefully.

Each Fund is a diversified series of an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) as specified below:

BlackRock LifePath® Dynamic 2020 Fund (the “Target Fund”)	a series of BlackRock Funds III (the “Trust”), a statutory trust organized under the laws of the State of Delaware

BlackRock LifePath® Dynamic Retirement Fund (the “Acquiring Fund”)	a series of the Trust

LifePath® Dynamic 2020 Master Portfolio (the “Target Master Portfolio”)	a series of Master Investment Portfolio (“MIP”), a statutory trust organized under the laws of the State of Delaware

LifePath® Dynamic Retirement Master Portfolio (the “Acquiring Master Portfolio” and together with the Target Master Portfolio, the “Master Portfolios” and each, a “Master Portfolio”)	a series of MIP

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.” Following the completion of the Reorganization, the Acquiring Fund and the Acquiring Master Portfolio may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively.

The Target Fund invests all of its assets in the Target Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Target Fund. Similarly, the Acquiring Fund invests all of its assets in the Acquiring Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. All Fund investments are made at the Master Portfolio level. This structure is sometimes called a “master/feeder” structure. Each Fund’s investment results will correspond directly to the investment results of the corresponding Master Portfolio. For simplicity, this Combined Prospectus/Information Statement uses the term “Target Fund” to include the Target Master Portfolio, “Acquiring Fund” to include the Acquiring Master Portfolio and “Fund” to include the corresponding Master Portfolio, where appropriate.

BlackRock Fund Advisors (“BFA” or the “Adviser”) serves as the investment adviser of the Target Master Portfolio and the Acquiring Master Portfolio. Neither the Target Fund nor the Acquiring Fund has its own investment adviser. Instead, each Fund invests all of its assets in its corresponding Master Portfolio. Each Master Portfolio is sub-advised by BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”). Each of BFA, BIL and BRS is an indirect wholly-owned subsidiary of BlackRock, Inc. Each Fund publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, BlackRock Investments, LLC (“BRIL” or the “Distributor”), and certain intermediaries.

The investment objectives and investment strategies, principal risks, performance, fees and expenses and other comparative information concerning the Target Fund and the Acquiring Fund are discussed below.

Board Approval and Structure of the Reorganization. The Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” (as defined in the Investment Company Act of

1940, as amended (the “1940 Act”)) (the “Independent Board Members”), has approved the reorganization of the Target Fund into the Acquiring Fund (the “Reorganization”).

The Reorganization provides for:

•

the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”);

•	the distribution of the Acquiring Fund Shares pro rata by the Target Fund to its shareholders; and

•	the termination, dissolution and liquidation of the Target Fund as a series of the Trust.

Since each Fund is a feeder fund that invests all of its assets in a corresponding Master Portfolio, there are other aspects of the Reorganization that are not covered in the enclosed Combined Prospectus/Information Statement because they do not relate to the Target Fund or the Acquiring Fund directly. The Board of Trustees of MIP has approved an Agreement and Plan of Reorganization between MIP, on behalf of the Target Master Portfolio, and MIP, on behalf of the Acquiring Master Portfolio (the “Master Reorganization Agreement”), pursuant to which the Target Master Portfolio and the Acquiring Master Portfolio will be combined (the “Master Reorganization”) prior to the Reorganization of the Target Fund into the Acquiring Fund. That combination is not governed by this Combined Prospectus/Information Statement.

The Master Reorganization provides for:

•

the transfer of substantially all of the assets and liabilities of the Target Master Portfolio to the Acquiring Master Portfolio in exchange for interests of the Acquiring Master Portfolio having equal value to the net assets transferred (the “Acquiring Master Portfolio Interests”);

•	the exchange of the Acquiring Master Portfolio Interests held by the Target Master Portfolio for the interests of the Target Master Portfolio held by the Target Fund; and

•	the termination, dissolution and liquidation of the Target Master Portfolio as a series of MIP.

Once the Reorganization is completed, shareholders of the Target Fund will receive shares, including fractional shares, if any, of the class of shares of Acquiring Fund set out in the table below with the same aggregate net asset value (“NAV”) as the shares of the Target Fund of the corresponding class of shares that shareholders own immediately prior to the Reorganization:

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Class R
Class K	Class K

The Acquiring Fund and the Acquiring Master Portfolio, following completion of the Reorganization, may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively, in this Combined Prospectus/Information Statement.

Background and Reasons for the Reorganization

The Funds are part of the LifePath Dynamic investment program pursuant to which the Target Fund will have a substantially similar investment objective and identical investment policies, strategies, restrictions and risks as the Acquiring Fund as the target date of the Target Fund approaches in 2020. It is expected that the

Reorganization will enable the Combined Fund to operate more efficiently in the future. BFA will continue as the investment adviser of the Combined Fund after the Reorganization and no change in portfolio managers will result from the Reorganization. In addition, no increase in advisory, administration or other fee rates will result from the Reorganization. The Target Fund and the Acquiring Fund have the same expense structure, the same types of fees and the same fee rates. Assuming the Reorganization had occurred on December 31, 2018, the Combined Fund would have (A) total annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as those of each of the corresponding share classes of the Target Fund prior to the Reorganization and (B) net annual fund operating expenses for each of its share classes to be issued in the Reorganization that are estimated to be the same as those of each of the corresponding share classes of the Target Fund prior to the Reorganization, after giving effect to all applicable contractual fee and expense waivers and/or reimbursements that BFA and BlackRock Advisors, LLC (“BAL”) have agreed to continue through April 30, 2021 and April 30, 2030, in each case as of December 31, 2018.

The portfolio managers of the Acquiring Master Portfolio (who manage the Acquiring Fund’s assets indirectly) have reviewed the portfolio holdings of the Target Master Portfolio and, as of April 30, 2019, all the securities held by the Target Master Portfolio comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund and the Acquiring Master Portfolio. It is not anticipated that the Acquiring Fund or the Acquiring Master Portfolio will sell any securities of the Target Master Portfolio acquired in the Reorganization in preparation for, or as a result of, the Reorganization, other than in the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in restructuring the portfolio holdings of the Target Master Portfolio in connection with the Reorganization.

At a meeting held on May 15, 2019 (the “Approval Meeting”), the Board, including all of the Independent Board Members, approved the Agreement and Plan of Reorganization (the “Reorganization Agreement”). The Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Board at the Approval Meeting, the Reorganization is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Board did not identify any particular information or consideration that was all-important or controlling.

Results of Process

In reaching its determinations with respect to the Reorganization, the Board considered a number of factors presented at the time of the Approval Meeting, including, but not limited to, the following:

•	the shareholders of the Target Fund will remain invested in a diversified, open-end fund that is part of the LifePath Dynamic investment program;

•

the investment objective of the Target Fund is substantially similar to the Acquiring Fund, although there are certain differences. The principal investment risks, strategies and restrictions of the Target Fund and the Acquiring Fund are the same or substantially the same. The Board considered the principal differences in the investment objectives between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies;”

•

the Combined Fund is expected to give rise to possible operating efficiencies from its larger net asset size and the potential for further reduced gross expense ratios by sharing certain fixed costs over a larger asset base;

•	the Target Fund and the Acquiring Fund have the same expense structure, the same types of fees and the same fee rates;

•	the same investment adviser and portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund are expected to manage the

Combined Fund following the closing of the Reorganization and BFA does not anticipate that the Reorganization will result in any decline in the level of investment advisory services from that historically provided to the Funds;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information;”

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated below in “Information about the Reorganization—General;”

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization or the Master Reorganization, because the Reorganization and the Master Reorganization are expected to be tax-free reorganizations for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders;

•

the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the same class of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the same class such shareholder of the Target Fund owns immediately prior to the Reorganization, and the interests of the shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization;

•

BFA or its affiliates will pay, directly or through waivers, the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees), which is estimated to be approximately $20,750. The Target Fund’s portion of the costs associated with the Reorganization is estimated to be approximately $121,750 (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with the Target Fund will be paid by the Target Fund, because it will benefit from the Reorganization, but all of which are still expected to be borne by BFA or its affiliates. The total estimated expenses of the Reorganization are approximately $142,500. The foregoing estimated expenses will be borne by BFA or its affiliates directly or through waivers, as applicable, regardless of whether the Reorganization is consummated.

Investment Objectives and Principal Investment Strategies

Comparison of the Target Fund and the Acquiring Fund

Investment Objectives. The investment objectives of the Target Fund and the Acquiring Fund are substantially similar. The investment objective of each Fund is as follows:

Fund	Investment Objective

Target Fund	Seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Target Fund will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

Acquiring Fund	Seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Acquiring Fund will be broadly diversified across global asset classes.

The Target Fund’s investment objective specifies that to meet its objective, the asset allocations will become more conservative over time, while the Acquiring Fund does not as it already reached its most conservative asset allocation. However, as the Target Fund approaches its target date of 2020, it is entering into its most conservative phase and its asset allocation will mirror that of the Acquiring Fund. The investment objective of each Fund is non-fundamental, which means that it may be changed without approval of the Fund’s shareholders. Following completion of the Reorganization, the Combined Fund will have the same non-fundamental investment objective as the Acquiring Fund.

Principal Investment Strategies. The Target Fund and the Acquiring Fund employ substantially the same principal investment strategies in seeking to achieve their respective objectives, although there are certain differences.

Each Fund invests all of its assets in the corresponding Master Portfolio, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”), direct investments in equity securities of issuers that are primarily engaged in or related to the real estate industry (“real estate-related equity securities”) and derivatives in proportions based on its own comprehensive investment strategy. The Target Fund, which initially had a longer time horizon than the Acquiring Fund, invested a greater portion of its assets in equity Underlying Funds, equity securities and equity related derivatives, which provide a greater opportunity for capital appreciation over the long-term but have a greater risk of loss. The Acquiring Fund, which initially had a shorter time horizon than the Target Fund, invested a greater portion of its assets in fixed income Underlying Funds, fixed income related derivatives and money market instruments, which typically offer reduced risk and price volatility but forego some potential returns. As the Target Fund approaches its designated time horizon, it systematically seeks to reduce the level of risk by allocating assets more conservatively. This systematic shift toward more conservative investments is designed to reduce the risk of significant reductions in the value of an investment in the Target Fund as it approaches its stated time horizon.

As the Target Fund reaches its stated time horizon and enters its most conservative phase, the allocation of its assets and its investment strategy is expected to be substantially the same as the Acquiring Fund.

Fees and Expenses

The following table shows which share class of the Combined Fund shareholders will receive once the Reorganization is completed. The Acquiring Fund Shares that shareholders of the Target Fund will receive in the Reorganization will have the same aggregate NAV as the Target Fund shares that they owned immediately prior to the Reorganization.

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Class R
Class K	Class K

Fee Tables as of December 31, 2018 (unaudited)

The fee tables below provide information about the fees and expenses attributable to the Target Fund and the Acquiring Fund, assuming the Reorganization had taken place on December 31, 2018 and the estimated pro forma fees and expenses attributable to the pro forma Combined Fund. The percentages presented in the fee tables are based on fees and expenses incurred during the 12-month period ended December 31, 2018 for the Funds and the Combined Fund. Future fees and expenses may be greater or less than those indicated below. For information concerning the net assets of each Fund as of December 31, 2018, see “Other Information—Capitalization.” You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BFA or its affiliates. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” and the “Intermediary-Defined Sales Charge Waiver Policies” sections of the Prospectus, which accompanies this Combined Prospectus/Information Statement and are incorporated herein by reference, and in the “Purchase of Shares” section of the SAI, which is incorporated herein by reference.

Fee Tables of the Target Fund, the Acquiring Fund and the Pro Forma Combined Fund (as of December 31, 2018) (unaudited)

Target Fund Investor A Shares into Acquiring Fund Investor A Shares

	Target Fund Investor A Shares	Acquiring Fund Investor A Shares	Pro Forma Combined Fund Investor A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None[1]	None[1]	None[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[2]
Management Fee	0.35%[2,3]	0.35%[2,3]	0.35%[2,3]
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.36%[4]	0.38%[4]	0.36%[4,5]
Administration Fees	0.35%	0.35%	0.35%
Independent Expenses	0.01%[4]	0.03%[4]	0.01%[4,5]
Acquired Fund Fees and Expenses	0.27%[6,7]	0.27%[6,7]	0.27%[6]
Total Annual Fund Operating Expenses	1.23%[2,7]	1.25%[2,7]	1.23%[2]
Fee Waivers and/or Expense Reimbursements	(0.31)%[3,4]	(0.33)%[3,4]	(0.31)%[3,4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.92%[3,4]	0.92%[3,4]	0.92%[3,4]

[1]

A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.

[2]

The fees and expenses shown in the table above and the example that follows include the expenses of the Fund and its share of the allocated expenses of the respective Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Master Portfolio invests. Management fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[3]

BFA, the investment adviser for the Target Master Portfolio and the Acquiring Master Portfolio, has contractually agreed to waive 0.30% of its management fee at the Master Portfolio level through April 30, 2020 for the Target Master Portfolio and April 30, 2021 for the Acquiring Master Portfolio. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of MIP or by a vote of a majority of the outstanding interests of the applicable Master Portfolio. Following the closing of the Reorganization, the management fee waiver applicable to the Acquiring Master Portfolio will be retained by the Combined Master Portfolio through April 30, 2021.

[4]

Independent Expenses consist of the Target Fund’s or Acquiring Fund’s allocable portion of the fees and expenses of the Independent Board Members of the Trust and MIP, counsel to such Independent Board Members and the independent registered public accounting firm that provides audit services to such Fund and the corresponding Master Portfolio. BAL and BFA have contractually agreed to reimburse, or provide offsetting credits, for Independent Expenses to the Target Fund and the Target Master Portfolio through April 30, 2029 and to the Acquiring Fund and the Acquiring Master Portfolio through April 30, 2030. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2029, with respect to the Target Fund and the Target Master Portfolio, or May 1, 2030, with respect to the Acquiring Fund and the Acquiring Master Portfolio, without the consent of the Board or MIP Board, as applicable. Following the closing of the Reorganization, the contractual agreement applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio.

[5]	Other Expenses are based on estimated amounts for the current fiscal year.

[6]	Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

[7]

Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended December 31, 2018) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor A Shares	$614	$864	$1,133	$1,900
Acquiring Fund Investor A Shares	$614	$864	$1,133	$1,900
Pro Forma Combined Fund Investor A Shares	$614	$864	$1,133	$1,900

Target Fund Investor C Shares into Acquiring Fund Investor C Shares

	Target Fund Investor C Shares	Acquiring Fund Investor C Shares	Pro Forma Combined Fund Investor C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00[1]	1.00[1]	1.00[1]
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[2]
Management Fee	0.35%[2,3]	0.35%[2,3]	0.35%[2,3]
Distribution and/or Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.41%[4]	0.43%[4]	0.41%[4,5]
Administration Fees	0.40%	0.40%	0.40%
Independent Expenses	0.01%[4]	0.03%[4]	0.01%[4,5]
Acquired Fund Fees and Expenses	0.27%[6,7]	0.27%[6,7]	0.27%[6]
Total Annual Fund Operating Expenses	2.03%[2,7]	2.05%[2,7]	2.03%[2]
Fee Waivers and/or Expense Reimbursements	(0.31)%[3,4]	(0.33)%[3,4]	(0.31)%[3,4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.72%[3,4]	1.72%[3,4]	1.72%[3,4]

[1]	There is no CDSC on Investor C Shares after one year.

[2]

The fees and expenses shown in the table above and the example that follows include the expenses of the Fund and its share of the allocated expenses of the respective Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Master Portfolio invests. Management fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[3]

BFA, the investment adviser for the Target Master Portfolio and the Acquiring Master Portfolio, has contractually agreed to waive 0.30% of its management fee at the Master Portfolio level through April 30, 2020 for the Target Master Portfolio and April 30, 2021 for the

Acquiring Master Portfolio. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of MIP or by a vote of a majority of the outstanding interests of the applicable Master Portfolio. Following the closing of the Reorganization, the management fee waiver applicable to the Acquiring Master Portfolio will be retained by the Combined Master Portfolio through April 30, 2021.

[4]

Independent Expenses consist of the Target Fund’s or Acquiring Fund’s allocable portion of the fees and expenses of the Independent Board Members of the Trust and MIP, counsel to such Independent Board Members and the independent registered public accounting firm that provides audit services to such Fund and the corresponding Master Portfolio. BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse, or provide offsetting credits, for Independent Expenses to the Target Fund and the Target Master Portfolio through April 30, 2029 and to the Acquiring Fund and the Acquiring Master Portfolio through April 30, 2030. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2029, with respect to the Target Fund and the Target Master Portfolio, or May 1, 2030, with respect to the Acquiring Fund and the Acquiring Master Portfolio, without the consent of the Board or MIP Board, as applicable. Following the closing of the Reorganization, the contractual agreement applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio.

[5]	Other Expenses are based on estimated amounts for the current fiscal year.

[6]	Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

[7]

Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended December 31, 2018) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor C Shares	$275	$605	$1,060	$2,324
Acquiring Fund Investor C Shares	$275	$605	$1,060	$2,324
Pro Forma Combined Fund Investor C Shares	$275	$605	$1,060	$2,324

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Target Fund Investor C Shares	$175	$605	$1,060	$2,324
Acquiring Fund Investor C Shares	$175	$605	$1,060	$2,324
Pro Forma Combined Fund Investor C Shares	$175	$605	$1,060	$2,324

Target Fund Institutional Shares into Acquiring Fund Institutional Shares

	Target Fund Institutional Shares	Acquiring Fund Institutional Shares	Pro Forma Combined Fund Institutional Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.35%[1,2]	0.35%[1,2]	0.35%[1,2]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.36%[3]	0.38%[3]	0.36%[3,4]
Administration Fees	0.35%	0.35%	0.35%
Independent Expenses	0.01%[3]	0.03%[3]	0.01%[3,4]
Acquired Fund Fees and Expenses	0.27%[5,6]	0.27%[5,6]	0.27%[5]
Total Annual Fund Operating Expenses	0.98%[1,6]	1.00%[1,6]	0.98%[1]
Fee Waivers and/or Expense Reimbursements	(0.31)%[2,3]	(0.33)%[2,3]	(0.31)%[2,3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.67%[2,3]	0.67%[2,3]	0.67%[2,3]

[1]

The fees and expenses shown in the table above and the example that follows include the expenses of the Fund and its share of the allocated expenses of the respective Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Master Portfolio invests. Management fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[2]

BFA, the investment adviser for the Target Master Portfolio and the Acquiring Master Portfolio, has contractually agreed to waive 0.30% of its management fee at the Master Portfolio level through April 30, 2020 for the Target Master Portfolio and April 30, 2021 for the Acquiring Master Portfolio. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of MIP or by a vote of a majority of the outstanding interests of the applicable Master Portfolio. Following the closing of the Reorganization, the management fee waiver applicable to the Acquiring Master Portfolio will be retained by the Combined Master Portfolio through April 30, 2021.

[3]

Independent Expenses consist of the Target Fund’s or Acquiring Fund’s allocable portion of the fees and expenses of the Independent Board Members of the Trust and MIP, counsel to such Independent Board Members and the independent registered public accounting firm that provides audit services to such Fund and the corresponding Master Portfolio. BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse, or provide offsetting credits, for Independent Expenses to the Target Fund and the Target Master Portfolio through April 30, 2029 and to the Acquiring Fund and the Acquiring Master Portfolio through April 30, 2030. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2029, with respect to the Target Fund and the Target Master Portfolio, or May 1, 2030, with respect to the Acquiring Fund and the Acquiring Master Portfolio, without the consent of the Board or MIP Board, as applicable. Following the closing of the Reorganization, the contractual agreement applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio.

[4]	Other Expenses are based on estimated amounts for the current fiscal year.

[5]	Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

[6]

Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended December 31, 2018) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Institutional Shares	$68	$279	$507	$1,162
Acquiring Fund Institutional Shares	$68	$279	$507	$1,162
Pro Forma Combined Fund Institutional Shares	$68	$279	$507	$1,162

Target Fund Class R Shares into Acquiring Fund Class R Shares

	Target Fund Class R Shares	Acquiring Fund Class R Shares	Pro Forma Combined Fund Class R Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.35%[1,2]	0.35%[1,2]	0.35%[1,2]
Distribution and/or Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.31%[3]	0.33%[3]	0.31%[3,4]
Administration Fees	0.30%	0.30%	0.30%
Independent Expenses	0.01%[3]	0.03%[3]	0.01%[3,4]
Acquired Fund Fees and Expenses	0.27%[5,6]	0.27%[5,6]	0.27%[5]
Total Annual Fund Operating Expenses	1.43%[1,6]	1.45%[1,6]	1.43%[1]
Fee Waivers and/or Expense Reimbursements	(0.31)%[2,3]	(0.33)%[2,3]	(0.31)%[2,3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.12%[2,3]	1.12%[2,3]	1.12%[2,3]

[1]

The fees and expenses shown in the table above and the example that follows include the expenses of the Fund and its share of the allocated expenses of the respective Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Master Portfolio invests. Management fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[2]

BFA, the investment adviser for the Target Master Portfolio and the Acquiring Master Portfolio, has contractually agreed to waive 0.30% of its management fee at the Master Portfolio level through April 30, 2020 for the Target Master Portfolio and April 30, 2021 for the Acquiring Master Portfolio. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of MIP or by a vote of a majority of the outstanding interests of the applicable Master Portfolio. Following the closing of the Reorganization, the management fee waiver applicable to the Acquiring Master Portfolio will be retained by the Combined Master Portfolio through April 30, 2021.

[3]

Independent Expenses consist of the Target Fund’s or Acquiring Fund’s allocable portion of the fees and expenses of the Independent Board Members of the Trust and MIP, counsel to such Independent Board Members and the independent registered public accounting firm that provides audit services to such Fund and the corresponding Master Portfolio. BlackRock Advisors, LLC (“BAL”) and BFA

have contractually agreed to reimburse, or provide offsetting credits, for Independent Expenses to the Target Fund and the Target Master Portfolio through April 30, 2029 and to the Acquiring Fund and the Acquiring Master Portfolio through April 30, 2030. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2029, with respect to the Target Fund and the Target Master Portfolio, or May 1, 2030, with respect to the Acquiring Fund and the Acquiring Master Portfolio, without the consent of the Board or MIP Board, as applicable. Following the closing of the Reorganization, the contractual agreement applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio.

[4]	Other Expenses are based on estimated amounts for the current fiscal year.

[5]	Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

[6]

Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended December 31, 2018) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class R Shares	$114	$420	$748	$1,676
Acquiring Fund Class R Shares	$114	$420	$748	$1,676
Pro Forma Combined Fund Class R Shares	$114	$420	$748	$1,676

Target Fund Class K Shares into Acquiring Fund Class K Shares

	Target Fund Class K Shares	Acquiring Fund Class K Shares	Pro Forma Combined Fund Class K Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]
Management Fee	0.35%[1,2]	0.35%[1,2]	0.35%[1,2]
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.16%[3]	0.18%[3]	0.16%[3,4]
Administration Fees	0.15%	0.15%	0.15%
Independent Expenses	0.01%[3]	0.03%[3]	0.01%[3,4]
Acquired Fund Fees and Expenses	0.27%[5,6]	0.27%[5,6]	0.27%[5]
Total Annual Fund Operating Expenses	0.78%[1,6]	0.80%[1,6]	0.78%[1]
Fee Waivers and/or Expense Reimbursements	(0.31)%[2,3]	(0.33)%[2,3]	(0.31)%[2,3]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.47%[2,3]	0.47%[2,3]	0.47%[2,3]

[1]

The fees and expenses shown in the table above and the example that follows include the expenses of the Fund and its share of the allocated expenses of the respective Master Portfolio and also reflect a weighted average of the total operating expense ratios of the underlying funds in which the Master Portfolio invests. Management fees are paid by the Master Portfolio and will continue to be paid by the Combined Master Portfolio following the closing of the Reorganization.

[2]

BFA, the investment adviser for the Target Master Portfolio and the Acquiring Master Portfolio, has contractually agreed to waive 0.30% of its management fee at the Master Portfolio level through April 30, 2020 for the Target Master Portfolio and April 30, 2021 for the Acquiring Master Portfolio. Each contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of MIP or by a vote of a majority of the outstanding interests of the applicable Master Portfolio. Following the closing of the Reorganization, the management fee waiver applicable to the Acquiring Master Portfolio will be retained by the Combined Master Portfolio through April 30, 2021.

[3]

Independent Expenses consist of the Target Fund’s or Acquiring Fund’s allocable portion of the fees and expenses of the Independent Board Members of the Trust and MIP, counsel to such Independent Board Members and the independent registered public accounting firm that provides audit services to such Fund and the corresponding Master Portfolio. BlackRock Advisors, LLC (“BAL”) and BFA have contractually agreed to reimburse, or provide offsetting credits, for Independent Expenses to the Target Fund and the Target Master Portfolio through April 30, 2029 and to the Acquiring Fund and the Acquiring Master Portfolio through April 30, 2030. After giving effect to such contractual arrangements, Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2029, with respect to the Target Fund and the Target Master Portfolio, or May 1, 2030, with respect to the Acquiring Fund and the Acquiring Master Portfolio, without the consent of the Board or MIP Board, as applicable. Following the closing of the Reorganization, the contractual agreement applicable to the Acquiring Fund and the Acquiring Master Portfolio will be retained by the Combined Fund and the Combined Master Portfolio.

[4]	Other Expenses are based on estimated amounts for the current fiscal year.

[5]	Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds, including the underlying funds.

[6]

Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include Acquired Fund Fees and Expenses.

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Target Fund, the Acquiring Fund and the Combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated (for the period ended December 31, 2018) and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Target Fund Class K Shares	$48	$216	$398	$926
Acquiring Fund Class K Shares	$48	$216	$398	$926
Pro Forma Combined Fund Class K Shares	$48	$216	$398	$926

Portfolio Turnover

Each Master Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During its most recent fiscal year, each Master Portfolio had the following portfolio turnover rate, expressed as a percentage of the average value of its portfolio:

Fund	Fiscal Year End	Rate
Target Master Portfolio	12/31/18	19%
Acquiring Master Portfolio	12/31/18	38%

U.S. Federal Income Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Master Reorganization is expected to qualify as a tax-free transaction under the Code. In general, if the Reorganization so qualifies, the Target Fund and the Acquiring Fund will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets). As a condition to the closing of the Reorganization, the Trust, on behalf of the Target Fund and the Acquiring Fund, will receive an opinion from Sidley Austin LLP to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368 of the Code. Additionally, if the Master Reorganization qualifies as a tax-tree transaction under the Code, the Target Master Portfolio and the Acquiring Master Portfolio will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Master Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquiring Master Portfolio’s taxable year due to the Master Reorganization or due to the deemed transfer of certain assets). As a condition to the closing of the Master Reorganization, MIP, on behalf of the Target Master Portfolio and the Acquiring Master Portfolio, will receive an opinion from Sidley Austin LLP to the effect that the Master Reorganization will qualify as a tax-free transaction under the Code. An opinion of counsel is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the Target Fund are sold, or deemed sold as a result of the termination of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of an interest in a passive foreign investment company, the tax impact of such sales, deemed sales or transfers will depend on the difference between the price at which such portfolio assets are sold, deemed sold or transferred, and the Target Fund’s basis in such assets. Any gains will be distributed to the Target Fund’s shareholders as either capital gain dividends (to the extent of long-term capital gains or ordinary income) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, deemed sale or transfer, and such distributions will be taxable to shareholders in non-tax qualified accounts. In addition, prior to the Reorganization, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income, net tax-exempt income and net realized capital gains will be taxable to shareholders in non-tax qualified accounts.

At any time before the Reorganization takes place, a shareholder may redeem shares of the Target Fund. Generally, these are taxable transactions. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Redemption, Exchange, Transfer and Valuation of Shares

Procedures for the purchase, redemption, exchange, transfer and valuation of shares of the Target Fund and the Acquiring Fund are identical.

COMPARISON OF THE FUNDS

This section provides a comparison of the Target Fund and the Acquiring Fund. It describes the differences, if any, in the principal investment risks of investing in the Target Fund and the Acquiring Fund, followed by a description of the differences, if any, in the fundamental investment restrictions of the Target Fund and the Acquiring Fund. In addition, this section provides comparative performance charts and tables and information regarding management of the Target Fund and the Acquiring Fund and each of their investment advisory and administration agreements, as well as information about each Fund’s other service providers. This section also provides a comparison of the Target Fund’s and the Acquiring Fund’s distribution and service fees, information about dividends and distributions, procedures for purchase, redemption, exchange, transfer and valuation of shares and market timing policies to the extent there are differences.

Principal Investment Risks

Because of their substantially similar investment objectives and substantially the same investment strategies, the Target Fund and the Acquiring Fund are subject to identical principal investment risks associated with an investment in the relevant Fund. The principal investment risks of the Combined Fund will be the same as those of the Target Fund and the Acquiring Fund. A description of the principal risks of the Combined Fund are set out below. The order of the below risk factors does not indicate the significance of any particular risk factor.

Descriptions of the Combined Fund’s Principal Investment Risks

Risk is inherent in all investing. The value of your investment in the Combined Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Combined Fund or your investment may not perform as well as other similar investments. An investment in the Combined Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Combined Fund. The Combined Fund invests all of its assets in the Retirement Master Portfolio, which allocates and reallocates its assets among a combination of equity, bond and money market funds (the “Underlying Funds”), real estate-related equity securities and derivatives. Therefore, references to the Combined Fund in the description of risks below may include the Underlying Funds in which the Combined Master Portfolio invests, as applicable. The order of the below risk factors does not indicate the significance of any particular risk factor.

Allocation Risk — The Combined Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the Combined Fund’s strategic asset class allocation and in selecting the best mix of Underlying Funds and direct investments. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions. In addition, the asset allocation or the combination of Underlying Funds determined by BFA could result in underperformance as compared to funds with similar investment objectives and strategies.

Collateralized Debt Obligations Risk — In addition to the typical risks associated with fixed-income securities and asset-backed securities, collateralized debt obligations (“CDOs”) carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization; (iii) the Combined Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Combined Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) the risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Concentration Risk — To the extent that the Combined Fund or an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Combined Fund or that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Debt Securities Risk — Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Combined Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Combined Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Combined Fund’s investments will not affect interest income derived from instruments already owned by the Combined Fund, but will be reflected in the Combined Fund’s net asset value. The Combined Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Combined Fund management.

To the extent the Combined Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Combined Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Combined Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Combined Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Combined Fund’s performance.

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Combined Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Combined Fund may have to invest the proceeds in securities with lower yields.

Derivatives Risk — The Combined Fund’s use of derivatives may increase its costs, reduce the Combined Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Combined Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Combined Fund to sell or otherwise close a derivatives position could expose the Combined Fund to losses and could make derivatives more difficult for the Combined Fund to value accurately.

Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Combined Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Combined Fund realizes from its investments.

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Combined Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (“OTC”) swaps with the Combined Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Combined Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Combined Fund of trading in these instruments and, as a result, may affect returns to investors in the Combined Fund.

Dollar Rolls Risk — Dollar rolls involve the risk that the market value of the securities that the Combined Fund is committed to buy may decline below the price of the securities the Combined Fund has sold. These transactions may involve leverage.

Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative.

Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Combined Fund will lose money. These risks include:

•

The Combined Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Combined Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•

The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe. These events may affect the value and liquidity of certain of the Combined Fund’s investments.

Index Fund Risk — An index fund has operating and other expenses while an index does not. As a result, while an Underlying Fund that is an index fund will attempt to track its underlying index as closely as possible, it will tend to underperform the underlying index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Index-Related Risk — There is no guarantee that an Underlying Fund’s investment results will have a high degree of correlation to those of its underlying index or that the Underlying Fund will achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on an Underlying Fund’s ability to adjust its exposure to the required levels in order to track its underlying index. Errors in index data, index computations or the construction of an underlying index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index provider for a period of time or at all, which may have an adverse impact on an Underlying Fund and its shareholders.

Investments in Mutual Funds and Exchange-Traded Funds (“ETFs”) Risk — The Combined Fund’s investments are concentrated in Underlying Funds, so the Combined Fund’s investment performance is directly related to the performance of the Underlying Funds. The Combined Fund may also directly invest in ETFs. The Combined Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Combined Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs. For example, the Combined Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the Underlying Funds and ETFs.

Investment Style Risk — Under certain market conditions, growth investments have performed better during the later stages of economic expansion and value investments have performed better during periods of economic recovery. Therefore, these investment styles may over time go in and out of favor. At times when an investment style used by the Combined Fund or an Underlying Fund is out of favor, the Combined Fund may underperform other funds that use different investment styles.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Combined Fund.

Leverage Risk — Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Combined Fund to greater risk and increase its costs. The use of leverage may cause the Combined Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Combined Fund’s portfolio will be magnified when the Combined Fund uses leverage.

Management Risk — As an Underlying Fund may not fully replicate its underlying index, it is subject to the risk that the Underlying Fund’s investment manager’s investment strategy may not produce the intended results.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Combined Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Combined Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Combined Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

Tax-Exempt Status Risk — The Combined Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Combined Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Combined Fund and its shareholders to substantial tax liabilities.

Passive Investment Risk — Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

Preferred Securities Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Real Estate-Related Securities Risk — The main risk of real estate-related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, vacancy rates, tenant bankruptcies, the ability to re-lease space under expiring leases on attractive terms, the amount of new construction in a particular area, the laws and regulations (including zoning, environmental and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgage financing and changes in interest rates may also affect real estate values. If the Combined Fund’s real estate-related investments are concentrated in one geographic area or in one property type, the Combined Fund will be particularly subject to the risks associated with that area or property type. Many issuers of real estate-related securities are highly leveraged, which increases the risk to holders of such securities. The value of the securities the Combined Fund buys will not necessarily track the value of the underlying investments of the issuers of such securities.

REIT Investment Risk — Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Code, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

Representative Sampling Risk — Representative sampling is a method of indexing that involves investing in a representative sample of securities that collectively have a similar investment profile to the index and resemble the index in terms of risk factors and other key characteristics. An ETF may or may not hold every security in the index. When an ETF deviates from a full replication indexing strategy to utilize a representative sampling strategy, the ETF is subject to an increased risk of tracking error, in that the securities selected in the aggregate for the ETF may not have an investment profile similar to those of its index.

Retirement Income Risk — The Combined Fund does not provide a guarantee that sufficient capital appreciation will be achieved to provide adequate income at and through retirement. The Combined Fund also does not ensure that you will have assets in your account sufficient to cover your retirement expenses; this will depend on the amount of money you have invested in the Combined Fund, the length of time you have held your investment, the returns of the markets over time, the amount you spend in retirement, and your other assets and income sources.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by the Combined Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Combined Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Combined Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences to the Combined Fund.

Shares of an ETF May Trade at Prices Other Than Net Asset Value — Shares of an ETF trade on exchanges at prices at, above or below their most recent net asset value. The per share net asset value of an ETF is calculated at the end of each business day and fluctuates with changes in the market value of the ETF’s holdings since the most recent calculation. The trading prices of an ETF’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than net asset value. The trading prices of an ETF’s shares may deviate significantly from net asset value during periods of market volatility. Any of these factors may lead to an ETF’s shares trading at a premium or discount to net asset value. However, because shares can be created and redeemed in creation units, which are aggregated blocks of shares that authorized participants who have entered into agreements with the ETF’s distributor can purchase or redeem directly from the ETF, at net asset value (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values), large discounts or premiums to the net asset value of an ETF are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that an ETF’s shares normally trade on exchanges at prices close to the ETF’s next calculated net asset value, exchange prices are not expected to correlate exactly with an ETF’s net asset value due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from net asset value. If a shareholder purchases at a time when the market price is at a premium to the net asset value or sells at a time when the market price is at a discount to the net asset value, the shareholder may sustain losses.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a more limited management group than larger capitalized companies.

Tracking Error Risk — Tracking error is the divergence of an Underlying Fund’s performance from that of its underlying index. Tracking error may occur because of differences between the securities and other instruments held in an Underlying Fund’s portfolio and those included in its underlying index, pricing differences (including, as applicable, differences between a security’s price at the local market close and an Underlying Fund’s valuation of a security at the time of calculation of an Underlying Fund’s net asset value), differences in transaction costs, an Underlying Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to an underlying index or the costs to an Underlying Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because an Underlying Fund incurs fees and expenses, while its underlying index does not.

Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Combined Fund.

U.S. Government Obligations Risk — Certain securities in which the Combined Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Fundamental and Non-Fundamental Investment Restrictions

The fundamental and non-fundamental investment restrictions of the Target Fund and the Acquiring Fund are identical. A complete list of the Target Fund’s and Acquiring Fund’s fundamental and non-fundamental investment restrictions is located in Appendix I. MIP, on behalf of each Master Portfolio, has adopted investment restrictions substantially identical to those of the Target Fund and the Acquiring Fund. Following completion of the Reorganization, the Combined Fund will have the same fundamental and non-fundamental investment restrictions as the Target Fund and the Acquiring Fund.

Performance Information

Target Fund

The information shows you how the Target Fund’s performance has varied year by year and provides some indication of the risks of investing in the Target Fund. The bar chart shows the returns for Institutional Shares of the Target Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Target Fund to that of the Russell 1000® Index and the LifePath Dynamic 2020 Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index, Russell 2000® Index and Bloomberg Commodity Index, which are representative of the asset classes in which the Target Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic 2020 Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Target Fund’s asset allocation strategy. Effective March 31, 2018, the investment adviser has determined not to allocate any of the Target Fund’s assets to underlying funds that invest primarily in commodities. Therefore, the allocation to the Bloomberg Commodity Index within the LifePath Dynamic 2020 Fund Custom Benchmark is reduced to zero and the Bloomberg Commodity Index is removed from the LifePath Dynamic 2020 Fund Custom Benchmark as of March 31, 2018. The returns of the LifePath Dynamic 2020 Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when they are adjusted to reflect the Target Fund’s asset allocation strategy but rather reflect the LifePath Dynamic 2020 Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 7, 2016, the Target Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the Target Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Target Fund changed its glide path and target asset allocation to target higher levels of equity exposure for the Target Fund throughout the glide path. Performance for the periods shown prior to November 28, 2014 is based on the prior glide path and target asset allocation. To the extent that dividends and distributions have been paid by the Target Fund, the performance information of the Target Fund in the chart and table assumes reinvestment of the dividends and distributions. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The performance information of Investor C Shares and Class R Shares in the average annual total return table for the periods prior to May 3, 2010 (the date Investor C Shares and Class R Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor C Shares and Class R Shares, as applicable. The table includes all applicable fees and sales charges. How the Target Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Target Fund expenses during these periods, the Target Fund’s returns would have been lower. Updated information on the Target Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

Target Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 13.89% (quarter ended June 30, 2009) and the lowest return for a quarter was -8.66% (quarter ended September 30, 2011).

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years
Target Fund—Institutional Shares
Return Before Taxes	(3.92)%	3.61%	7.22%
Return After Taxes on Distributions	(6.66)%	1.40%	5.48%
Return After Taxes on Distributions and Sale of Fund Shares	(1.49)%	2.22%	5.35%
Target Fund—Investor A Shares Return Before Taxes	(9.14)%	2.26%	6.38%
Target Fund—Investor C Shares Return Before Taxes	(5.77)%	2.56%	6.08%
Target Fund—Class R Shares Return Before Taxes	(4.40)%	3.12%	6.64%
Target Fund—Class K Shares Return Before Taxes	(3.71)%	3.88%	7.54%
LifePath Dynamic 2020 Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	(3.80)%	3.56%	7.49%
Russell 1000® Index (Reflects no deduction for fees, expenses or taxes)	(4.78)%	8.21%	13.28%

Acquiring Fund

The information shows you how the Acquiring Fund’s performance has varied year by year and provides some indication of the risks of investing in the Acquiring Fund. The bar chart shows the returns for Institutional

Shares of the Acquiring Fund for each of the last ten calendar years. The average annual total returns table compares the performance of the Acquiring Fund to that of the Bloomberg Barclays U.S. Aggregate Bond Index and the LifePath Dynamic Retirement Fund Custom Benchmark, a customized weighted index comprised of the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) Index (Series L), FTSE EPRA Nareit Developed Index, MSCI ACWI ex USA IMI Index, Russell 1000® Index, Russell 2000® Index and Bloomberg Commodity Index, which are representative of the asset classes in which the Acquiring Fund invests according to their weightings as of the most recent quarter-end. The weightings of the indices in the LifePath Dynamic Retirement Fund Custom Benchmark are adjusted periodically to reflect the investment adviser’s evaluation and adjustment of the Acquiring Fund’s asset allocation strategy. Effective March 31, 2018, the investment adviser has determined not to allocate any of the Acquiring Fund’s assets to underlying funds that invest primarily in commodities. Therefore, the allocation to the Bloomberg Commodity Index within the LifePath Dynamic Retirement Fund Custom Benchmark is reduced to zero and the Bloomberg Commodity Index is removed from the LifePath Dynamic Retirement Fund Custom Benchmark as of March 31, 2018. The returns of the LifePath Dynamic Retirement Fund Custom Benchmark shown in the average annual total return table are not recalculated or restated when they are adjusted to reflect the Acquiring Fund’s asset allocation strategy but rather reflect the LifePath Dynamic Retirement Fund Custom Benchmark’s actual allocation over time, which may be different from the current allocation. Effective November 7, 2016, the Acquiring Fund changed its investment strategy to (i) incorporate a Global Tactical Asset Allocation into its glidepath, (ii) increase the flexibility of its equity allocations and (iii) diversify its fixed-income strategies. Performance for the periods shown between December 14, 2015 and November 7, 2016 is based on the prior investment strategy. Effective December 14, 2015, the Acquiring Fund changed its investment strategy to (i) incorporate a dynamic glidepath and (ii) invest directly in securities and derivatives, as well as in underlying funds. Performance for the periods shown prior to December 14, 2015 is based on the prior investment strategy. Effective November 28, 2014, the Acquiring Fund changed its target asset allocation to target higher levels of equity exposure. Performance for the periods shown prior to November 28, 2014 is based on the prior target asset allocation. To the extent that dividends and distributions have been paid by the Acquiring Fund, the performance information of the Acquiring Fund in the chart and table assumes reinvestment of the dividends and distributions. Prior to May 3, 2010, Investor A Shares were designated Class R Shares and were subject to a different sales charge and distribution and service fee schedule. The performance information of Investor C Shares and Class R Shares in the average annual total return table for the periods prior to May 3, 2010 (the date Investor C Shares and Class R Shares commenced operations) shows the performance of Institutional Shares adjusted to reflect the fees of Investor C Shares and Class R Shares, as applicable. The table includes all applicable fees and sales charges. How the Acquiring Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. If BFA, BAL and their affiliates had not waived or reimbursed certain Acquiring Fund expenses during these periods, the Acquiring Fund’s returns would have been lower. Updated information on the Acquiring Fund’s performance, including its current net asset value, can be obtained by visiting http://www.blackrock.com or can be obtained by phone at (800) 882-0052.

Institutional Shares

ANNUAL TOTAL RETURNS

Acquiring Fund

As of 12/31

During the ten-year period shown in the bar chart, the highest return for a quarter was 9.85% (quarter ended September 30, 2009) and the lowest return for a quarter was -5.98% (quarter ended December 31, 2018).

As of 12/31/18 Average Annual Total Returns	1 Year	5 Years	10 Years
Acquiring Fund—Institutional Shares
Return Before Taxes	(3.68)%	3.28%	6.19%
Return After Taxes on Distributions	(6.29)%	1.09%	4.43%
Return After Taxes on Distributions and Sale of Fund Shares	(1.36)%	1.97%	4.49%
Acquiring Fund—Investor A Shares Return Before Taxes	(8.97)%	1.93%	5.36%
Acquiring Fund—Investor C Shares Return Before Taxes	(5.55)%	2.24%	5.08%
Acquiring Fund—Class R Shares Return Before Taxes	(4.11)%	2.80%	5.64%
Acquiring Fund—Class K Shares Return Before Taxes	(3.47)%	3.57%	6.51%
LifePath Dynamic Retirement Fund Custom Benchmark (Reflects no deduction for fees, expenses or taxes)	(3.45)%	3.23%	6.26%
Bloomberg Barclays U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	0.01%	2.52%	3.48%

Target Fund and Acquiring Fund

After-tax returns for each Fund are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only for each Fund, and the after-tax returns for Investor A, Investor C, Class R and Class K Shares for those Funds will vary.

Combined Fund

The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization. As a result, the Combined Fund will continue the performance history of the Acquiring Fund after the closing of the Reorganization.

Master/Feeder Structure

Neither Fund has its own investment adviser. Instead, each Fund invests all of its assets in a corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the applicable Fund. BFA serves as investment adviser to each Master Portfolio. Each Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect a Master Portfolio and, therefore, the corresponding Fund.

Feeder Fund Expenses

Feeder funds, including the Target Fund and the Acquiring Fund, bear their respective master portfolio’s expenses in proportion to the amount of assets each invests in the master portfolio. The feeder fund can set its own transaction minimums, fund-specific expenses and conditions.

Feeder Fund Rights

Under the master/feeder structure, the Board retains the right to withdraw the Target Fund’s and the Acquiring Fund’s assets from its corresponding Master Portfolio if it believes doing so is in the best interests of such Fund’s shareholders. If the Board decides to withdraw a Fund’s assets, it would then consider whether such Fund should hire its own investment adviser, invest in another master portfolio or take other action.

Management of the Funds

BFA, located at 400 Howard Street, San Francisco, California 94105, manages each Master Portfolio’s investments and business operations subject to the oversight of the MIP Board. The same trustees comprise the Board and the MIP Board. As noted above, each Fund does not have its own investment adviser. Instead, each Fund invests all of its assets in the corresponding Master Portfolio, and all investments for each Fund are made at the Master Portfolio level. While BFA is ultimately responsible for the management of the Target Master Portfolio and the Acquiring Master Portfolio, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

BlackRock International Limited (previously defined as “BIL”), located at Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL, United Kingdom, and BlackRock (Singapore) Limited (previously defined as “BRS” and together with BIL, the “Sub-Advisers”), located at 20 Anson Road #18-01, 079912 Singapore, serve as the sub-advisers to each Master Portfolio.

Each of BFA, BIL and BRS is an indirect wholly-owned subsidiary of BlackRock, Inc. BFA and its affiliates had approximately $6.842 trillion in investment company and other portfolio assets under management as of June 30, 2019.

Portfolio Managers

The Target Master Portfolio and the Acquiring Master Portfolio have the same portfolio management team. Following the Reorganization, the Combined Master Portfolio will have the same portfolio management team as the Target Master Portfolio and the Acquiring Master Portfolio. Information about the portfolio management team of the Master Portfolios is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Matthew O’Hara, PhD, CFA	Jointly and primarily responsible for the day-to-day management of each Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2016	Managing Director of BlackRock, Inc. since 2013; Director of BlackRock, Inc. from 2009 to 2012.

Philip Green	Jointly and primarily responsible for the day-to-day management of each Master Portfolio, including setting the Master Portfolio’s overall investment strategy and overseeing the management of the Master Portfolio.	2016	Managing Director of BlackRock, Inc. since 2006.

Investment Advisory and Management Agreements

Target Fund and Acquiring Fund

Each Fund is a “feeder” fund that invests all of its assets in a corresponding Master Portfolio, which has an investment objective, strategies and policies substantially identical to those of the Fund. Accordingly, neither Fund invests directly in portfolio securities or requires investment advisory services. All investments are made at the Master Portfolio level.

BFA serves as the manager to each Master Portfolio pursuant to the same management agreement (the “Management Agreement”). Under the Management Agreement, BFA receives for its services to each Master Portfolio a fee at an annual rate of 0.35% of such Master Portfolio’s average daily net assets.

BFA, along with certain affiliates, provides investment advisory services for the Underlying Funds that differ from the investment advisory services it provides for the Master Portfolios and receives investment advisory fees for such services to the Underlying Funds that differ from the fees described in the Prospectus. In addition, BAL, along with certain affiliates, provides administration services to certain of the Underlying Funds and, for those services, may receive administration fees from those Underlying Funds. BFA has contractually agreed to waive 0.30% of its management fees at the Master Portfolio level through April 30, 2020 for the Target Master Portfolio and April 30, 2021 for the Acquiring Master Portfolio. Following the closing of the Reorganization, the management fee waiver applicable to the Acquiring Master Portfolio will be retained by the Combined Master Portfolio through April 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Board Members of MIP or by a vote of a majority of the outstanding voting securities of such Master Portfolio or the Combined Master Portfolio.

The fees and expenses of the Independent Board Members of MIP, counsel to the Independent Board Members of MIP and the independent registered public accounting firm that provides audit services in connection with the Master Portfolios (collectively referred to as the “MIP Independent Expenses”), are paid directly by the Master Portfolios. Each of BAL and BFA, as applicable, has contractually undertaken to reimburse, or provide an offsetting credit, for such MIP Independent Expenses to the Target Master Portfolio through April 30, 2029 and to the Acquiring Master Portfolio through April 30, 2030. After giving effect to such contractual arrangements, MIP Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2029, with respect to the Target Master Portfolio, or May 1, 2030 with respect to the Acquiring Master Portfolio, without the consent of the MIP Board. Following the closing of the Reorganization, the contractual agreement applicable to the Acquiring Master Portfolio will be retained by the Combined Master Portfolio.

For the fiscal year ended December 31, 2018, each Master Portfolio paid the following management fee rate, net of applicable waivers:

Master Portfolio	Management Fee Rate (Net of Applicable Waivers)
Target Master Portfolio	0.04%
Acquiring Master Portfolio	0.03%

BFA has entered into separate sub-advisory agreements (each, a “Sub-Advisory Agreement”) with BIL and BRS, in each case with respect to each Master Portfolio. BIL and BRS are each affiliates of BFA. Under the Sub-Advisory Agreements, each Sub-Adviser acts as sub-adviser for a portion of each Master Portfolio’s portfolio. Pursuant to the Sub-Advisory Agreements, BFA pays each Sub-Adviser for services it provides for that portion of each Master Portfolio for which it acts as sub-adviser a fee equal to a percentage of the management fee paid to BFA under the Management Agreement.

A discussion regarding the basis for approval by the MIP Board of the Management Agreement with BFA with respect to each Master Portfolio and the Sub-Advisory Agreements with the Sub-Advisers with respect to each Master Portfolio is available in the Funds’ semi-annual report for the period ended June 30, 2018.

Combined Master Portfolio

The Management Agreement and each Sub-Advisory Agreement will remain in place following the Reorganization and the management fee rate applicable to the Combined Master Portfolio under the Management Agreement will be identical to the current management fee rate applicable to each Master Portfolio. In addition, the management fee waivers and contractual arrangements related to MIP Independent Expenses described above applicable to the Acquiring Master Portfolio will be retained with respect to the Combined Master Portfolio.

Administration Agreements

The Trust has entered into an administration agreement with BAL (the “Feeder Administration Agreement”), pursuant to which BAL provides certain administration services to each Fund. BAL is entitled to receive an annual administration fee for providing administrative services to each Fund as a percentage of average daily net assets attributable to each share class of such Fund as follows:

Class	Administration Fee Rate
Investor A Shares	0.35%
Investor C Shares	0.40%
Institutional Shares	0.35%
Class R Shares	0.30%
Class K Shares	0.15%

The fees and expenses of the Independent Board Members of the Trust, counsel to the Independent Board Members of the Trust and the independent registered public accounting firm that provides audit services in connection with each Fund (collectively referred to as the “Trust Independent Expenses”), are paid directly by such Fund. Each of BAL and BFA, as applicable, has contractually undertaken to reimburse, or provide offsetting credits, for Trust Independent Expenses to the Target Fund through April 30, 2029 and to the Acquiring Fund through April 30, 2030. After giving effect to such contractual arrangements, Trust Independent Expenses will be 0.00%. Such contractual arrangements may not be terminated prior to May 1, 2029, with respect to the Target Fund, or May 1, 2030, with respect to the Acquiring Fund, without the consent of the Board. Following the closing of the Reorganization, the contractual agreement applicable to the Acquiring Fund will be retained by the Combined Fund.

BAL also may engage and supervise shareholder servicing agents on behalf of the Target Fund and the Acquiring Fund on behalf of certain share classes of such Fund.

Pursuant to the Feeder Administration Agreement, BAL pays shareholder servicing fees to such agents in amounts not exceeding the maximum rates approved by the Board for certain services that would otherwise be performed by BAL or the Funds’ other service providers. For providing some or all of these services for investors in shares of each Fund, each Shareholder Servicing Agent is entitled to receive a monthly fee at an annual rate of up to 0.25% of the average daily net assets of shares of each Fund represented by shares owned during the period for which payment I s being made by investors with whom the Shareholder Servicing Agent maintains a servicing relationship.

BAL serves as the administrator of the Master Portfolios pursuant to an administration agreement with MIP (the “MIP Administration Agreement”). Under the MIP Administration Agreement, BAL is not entitled to receive compensation for providing administration services to a Master Portfolio for so long as (i) BAL is entitled to receive compensation for providing administration services to a feeder fund (such as the Target Fund or the Acquiring Fund) that invests substantially all of its assets in the Master Portfolio, or (ii) BAL or an affiliate receives advisory fees from the Master Portfolio. Consequently, BAL currently does not receive administration fees from the Master Portfolios and does not expect to receive administration fees from the Combined Master Portfolio following the completion of the Reorganization.

In addition, pursuant to a Shareholders’ Administrative Services Agreement, BAL provides certain shareholder liaison services in connection with the Trust’s investor service center. The Trust, on behalf of each Fund, reimburses BAL for its costs in maintaining the service center, which costs include, among other things, employee salaries, leasehold expenses, and other out-of-pocket expenses.

Combined Fund

The Feeder Administration Agreement and the Shareholders’ Administrative Services Agreement will remain in place with respect to the Combined Fund and the MIP Administration Agreement will remain in place with respect to the Combined Master Portfolio following the Reorganization. In addition, the contractual arrangements related to Trust Independent Expenses described above will be retained with respect to the Combined Fund.

Other Service Providers

	Target Fund	Acquiring Fund
Distributor	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022	BlackRock Investments, LLC 40 East 52nd Street New York, New York 10022
Custodian	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Transfer Agent	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	BNY Mellon Investment Servicing (US) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1800 Philadelphia, Pennsylvania 19103	PricewaterhouseCoopers LLP Two Commerce Square 2001 Market Street, Suite 1800 Philadelphia, Pennsylvania 19103
Accounting Services Provider	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111	State Street Bank and Trust Company One Lincoln Street Boston, Massachusetts 02111
Fund Counsel	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019-6018

Combined Fund. Following the closing of the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Distributor; Distribution and Service Fees

BlackRock Investments, LLC (previously defined as “BRIL” or the “Distributor”), 40 East 52nd Street, New York, New York 10022, an affiliate of BFA, acts as each Fund’s distributor and will act as distributor for the Combined Fund following the closing of the Reorganization.

The share classes of each Fund are subject to annual service and/or distribution fees at the following rates, expressed as a percentage of a Fund’s average daily net assets attributable to the share class:

Target Fund and Acquiring Fund:

Share Class	Annual Service Fee Rate	Annual Distribution Fee Rate
Investor A	0.25%	None
Investor C	0.25%	0.75%
Institutional	None	None
Class R	0.25%	0.25%
Class K	None	None

Combined Fund. Following the closing of the Reorganization, the Funds’ distribution and service fees will be applied to investors.

Dividends and Distributions

Each Fund will distribute net investment income, if any, quarterly and net realized capital gains, if any, at least annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal income tax requirements. Dividends may be reinvested automatically in shares of each Fund at NAV without a sales charge or may be taken in cash.

Effective upon the closing of the Reorganization, the Acquiring Fund’s dividends and distributions policy will be continued by the Combined Fund. Acquiring Fund Shares received by the Target Fund in the Reorganization will be valued as of the Valuation Time (as defined below), after the declaration and payment of dividends and distributions.

Purchase, Redemption, Exchange, Transfer and Valuation of Shares

Shareholders should refer to the Prospectus (a copy of which accompanies this Combined Prospectus/Information Statement) for the specific procedures applicable to purchases, redemptions, transfers and exchanges of shares. The Target Fund and the Acquiring Fund have the same purchase, redemption, transfer and exchange policies and procedures, which policies and procedures will be the same for the corresponding share class of the Combined Fund effective upon the closing of the Reorganization.

The Target Fund’s valuation policy is identical to the Acquiring Fund’s valuation policy. See the Prospectus—“Management of the Funds—Valuation of Fund Investments.” Following the Reorganization, the Combined Fund will have the same valuation policy as the Funds.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund and BRIL, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or related financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Disclosure of Portfolio Holdings

For a discussion of each Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Market Timing Trading Policies and Procedures

The Target Fund and the Acquiring Fund have identical market timing policies. See the Prospectus—“Account Information—Short-Term Trading Policy.” Following the Reorganization, the Combined Fund will have the same market timing policy as the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights tables for the Investor A Shares, Investor C Shares, Institutional Shares, Class R Shares and Class K Shares of the Acquiring Fund that are contained in the Prospectus, a copy of which accompanies this Combined Prospectus/Information Statement, have been derived from the financial statements audited by PricewaterhouseCoopers LLP. Financial highlights tables for the share classes of the Target Fund may be found in the Prospectus and the Annual Report, which are available without charge by calling (800) 441-7762 and are incorporated herein by reference.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic Retirement Fund
	Investor A
	Year Ended December 31,
(For a share outstanding throughout each period)	2018	2017	2016		2015	2014
Net asset value, beginning of year	$9.72	$9.64	$9.25		$9.99	$10.69

Net investment income(a)	0.20	0.14	0.14		0.12	0.14
Net realized and unrealized gain (loss)	(0.57)	0.94	0.39		(0.30)	0.35

Net increase (decrease) from investment operations	(0.37)	1.08	0.53		(0.18)	0.49

Distributions(b)
From net investment income	(0.25)	(0.13)	(0.14)		(0.19)	(0.17)
From net realized gain	(0.65)	(0.87)	(0.00	)(c)	(0.36)	(1.02)
From return of capital	—	—	—		(0.01)	—

Total distributions	(0.90)	(1.00)	(0.14)		(0.56)	(1.19)

Net asset value, end of year	$8.45	$9.72	$9.64		$9.25	$9.99

Total Return(d)
Based on net asset value	(3.93)%	11.40%	5.78%		(1.89)%	4.56%

Ratios to Average Net Assets(e)(f)
Total expenses	0.83%	0.82%	0.84%		1.00%	1.01%

Total expenses after fees waived and/or reimbursed	0.82%	0.82%	0.83%		0.95%	1.00%

Net investment income	2.05%	1.46%	1.49%		1.25%	1.27%

Supplemental Data
Net assets, end of year (000)	$65,509	$81,900	$81,929		$102,207	$139,853

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	38%	6%	37%		21%	14%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.005) per share.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.37%	0.35%	0.31%	0.33%
Investments in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic Retirement Fund
	Investor C
	Year Ended December 31,
(For a share outstanding throughout each period)	2018	2017	2016		2015	2014
Net asset value, beginning of year	$10.87	$10.67	$10.22		$10.97	$11.64

Net investment income(a)	0.13	0.07	0.07		0.06	0.07
Net realized and unrealized gain (loss)	(0.63)	1.03	0.44		(0.34)	0.36

Net increase (decrease) from investment operations	(0.50)	1.10	0.51		(0.28)	0.43

Distributions(b)
From net investment income	(0.15)	(0.04)	(0.06)		(0.10)	(0.08)
From net realized gain	(0.65)	(0.86)	(0.00	)(c)	(0.36)	(1.02)
From return of capital	—	—	—		(0.01)	—

Total distributions	(0.80)	(0.90)	(0.06)		(0.47)	(1.10)

Net asset value, end of year	$9.57	$10.87	$10.67		$10.22	$10.97

Total Return(d)
Based on net asset value	(4.67)%	10.47%	4.97%		(2.56)%	3.70%

Ratios to Average Net Assets(e)(f)
Total expenses	1.63%	1.62%	1.63%		1.76%	1.76%

Total expenses after fees waived and/or reimbursed	1.62%	1.62%	1.63%		1.70%	1.75%

Net investment income	1.20%	0.65%	0.66%		0.56%	0.56%

Supplemental Data
Net assets, end of year (000)	$672	$1,034	$1,068		$1,573	$1,295

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	38%	6%	37%		21%	14%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.005) per share.

(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.38%	0.35%	0.31%	0.33%
Investments in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic Retirement Fund
	Institutional
	Year Ended December 31,
(For a share outstanding throughout each period)	2018	2017	2016		2015	2014
Net asset value, beginning of year	$11.00	$10.78	$10.33		$11.07	$11.72

Net investment income(a)	0.25	0.19	0.18		0.16	0.18
Net realized and unrealized gain (loss)	(0.64)	1.05	0.43		(0.33)	0.38

Net increase (decrease) from investment operations	(0.39)	1.24	0.61		(0.17)	0.56

Distributions(b)
From net investment income	(0.27)	(0.15)	(0.16)		(0.20)	(0.19)
From net realized gain	(0.65)	(0.87)	(0.00	)(c)	(0.36)	(1.02)
From return of capital	—	—	—		(0.01)	—

Total distributions	(0.92)	(1.02)	(0.16)		(0.57)	(1.21)

Net asset value, end of year	$9.69	$11.00	$10.78		$10.33	$11.07

Total Return(d)
Based on net asset value	(3.68)%	11.68%	5.91%		(1.52)%	4.75%

Ratios to Average Net Assets(e)(f)
Total expenses	0.58%	0.57%	0.58%		0.75%	0.75%

Total expenses after fees waived and/or reimbursed	0.57%	0.56%	0.58%		0.70%	0.75%

Net investment income	2.26%	1.66%	1.66%		1.48%	1.52%

Supplemental Data
Net assets, end of year (000)	$25,343	$38,119	$60,166		$141,034	$234,280

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	38%	6%	37%		21%	14%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.005) per share.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.38%	0.35%	0.31%	0.31%
Investments in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic Retirement Fund
	Class R
	Year Ended December 31,
(For a share outstanding throughout each period)	2018	2017	2016		2015	2014
Net asset value, beginning of year	$10.91	$10.71	$10.26		$11.01	$11.65

Net investment income(a)	0.20	0.14	0.15		0.10	0.12
Net realized and unrealized gain (loss)	(0.64)	1.03	0.42		(0.33)	0.38

Net increase (decrease) from investment operations	(0.44)	1.17	0.57		(0.23)	0.50

Distributions(b)
From net investment income	(0.22)	(0.10)	(0.12)		(0.15)	(0.12)
From net realized gain	(0.65)	(0.87)	(0.00	)(c)	(0.36)	(1.02)
From return of capital	—	—	—		(0.01)	—

Total distributions	(0.87)	(0.97)	(0.12)		(0.52)	(1.14)

Net asset value, end of year	$9.60	$10.91	$10.71		$10.26	$11.01

Total Return(d)
Based on net asset value	(4.11)%	11.11%	5.59%		(2.10)%	4.25%

Ratios to Average Net Assets(e)(f)
Total expenses	1.03%	1.02%	1.04%		1.25%	1.25%

Total expenses after fees waived and/or reimbursed	1.02%	1.02%	1.04%		1.19%	1.25%

Net investment income	1.87%	1.27%	1.40%		0.99%	0.98%

Supplemental Data
Net assets, end of year (000)	$1,036	$1,167	$928		$656	$895

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	38%	6%	37%		21%	14%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.005) per share.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.38%	0.35%	0.31%	0.31%
Investments in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

Financial Highlights (continued)

	BlackRock LifePath® Dynamic Retirement Fund
	Class K
	Year Ended December 31,
(For a share outstanding throughout each period)	2018	2017	2016		2015	2014
Net asset value, beginning of year	$10.96	$10.75	$10.30		$11.05	$11.69

Net investment income(a)	0.27	0.22	0.21		0.21	0.22
Net realized and unrealized gain (loss)	(0.64)	1.03	0.43		(0.35)	0.39

Net increase (decrease) from investment operations	(0.37)	1.25	0.64		(0.14)	0.61

Distributions(b)
From net investment income	(0.29)	(0.17)	(0.19)		(0.24)	(0.23)
From net realized gain	(0.65)	(0.87)	(0.00	)(c)	(0.36)	(1.02)
From return of capital	—	—	—		(0.01)	—

Total distributions	(0.94)	(1.04)	(0.19)		(0.61)	(1.25)

Net asset value, end of year	$9.65	$10.96	$10.75		$10.30	$11.05

Total Return(d)
Based on net asset value	(3.47)%	11.87%	6.20%		(1.28)%	5.24%

Ratios to Average Net Assets(e)(f)
Total expenses	0.38%	0.37%	0.39%		0.42%	0.40%

Total expenses after fees waived and/or reimbursed	0.37%	0.36%	0.38%		0.42%	0.40%

Net investment income	2.54%	1.93%	2.02%		1.96%	1.86%

Supplemental Data
Net assets, end of year (000)	$14,901	$15,965	$11,571		$8,577	$3,019

Portfolio turnover rate of the LifePath Dynamic Master Portfolio(g)	38%	6%	37%		21%	14%

(a)	Based on average shares outstanding.

(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)	Amount is greater than $(0.005) per share.

(d)	Where applicable, assumes the reinvestment of distributions.

(e)	Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated net expenses and/or net investment income.

(f)

Includes the LifePath Dynamic Fund’s share of its corresponding LifePath Dynamic Master Portfolio’s allocated fees waived and expenses and/or net investment income. Excludes expenses incurred indirectly as a result of the LifePath Dynamic Master Portfolio’s investments in underlying funds as follows:

	Year Ended December 31,
	2018	2017	2016	2015	2014
Allocated fees waived	0.37%	0.38%	0.34%	0.30%	0.33%
Investments in underlying funds	0.09%	0.12%	0.10%	0.09%	0.10%

(g)

Includes the LifePath Dynamic Master Portfolio’s purchases and sales of the underlying funds and Active Stock Master Portfolio, CoreAlpha Bond Master Portfolio, International Tilts Master Portfolio, Large Cap Index Master Portfolio, Master Small Cap Index Series and Master Total Return Portfolio.

INFORMATION ABOUT THE REORGANIZATION

The following summary of the Reorganization Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Reorganization Agreement, a copy of which is attached as Appendix II—“Form of Agreement and Plan of Reorganization” and is incorporated herein by reference.

General

Under the Reorganization Agreement, the Reorganization will consist of (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in Appendix II) and newly-issued shares of the Acquiring Fund (“Acquiring Fund Shares”) having an aggregate NAV equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in Appendix II), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund. The Acquiring Fund Shares issued to the Target Fund will have an aggregate NAV equal to the aggregate NAV of the Target Fund’s shares outstanding as of the close of trading on the NYSE on the business day immediately prior to the Closing Date of the Reorganization (the “Valuation Time”). Such NAV will be determined in accordance with the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the Target Fund and the Acquiring Fund. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Target Fund expects to distribute its Acquiring Fund Shares to the shareholders of the Target Fund promptly after the Closing Date. The distribution of Acquiring Fund Shares to the Target Fund’s shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund’s shareholders and transferring to those shareholder accounts the shares of the Acquiring Fund. Such newly-opened accounts on the books of the Acquiring Fund will represent the pro rata number of shares that the Target Fund is to receive under the terms of the Reorganization Agreement.

Upon distribution of such shares, all outstanding shares of the Target Fund will be redeemed as soon as practicable after the Closing Date in accordance with applicable state law and organizational documents of the Target Fund. Thereafter, the Target Fund will be abolished as a series of the Trust under Delaware state law.

As a result of the Reorganization, the Target Fund shareholder will own the class of shares of the Acquiring Fund set out in the table below. A Target Fund shareholder will receive shares of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Target Fund that the shareholder owned immediately prior to the Reorganization.

If you own the following Target Fund Shares:	You will receive the following Acquiring Fund Shares:
Investor A	Investor A
Investor C	Investor C
Institutional	Institutional
Class R	Class R
Class K	Class K

No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

The Target Fund and the Acquiring Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the Acquiring Fund and the Target Fund, respectively, are conditioned upon, among other things:

•	the reorganization of the Target Master Portfolio into the Acquiring Master Portfolio shall be completed;

•	the SEC shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by the Reorganization Agreement under Section 25(c) of the 1940 Act;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the Funds and performance and compliance in all material respects with the Funds’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of which this Combined Prospectus/Information Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Target Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of an opinion of counsel relating to, among other things, the tax-free nature of the Reorganization for U.S. federal income tax purposes.

The Reorganization Agreement may be terminated or amended by the mutual consent of the Target Fund and the Acquiring Fund.

The Board, including all of the Independent Board Members, believe the Reorganization is in the best interests of each Fund (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of each Fund will not be diluted as a result of consummation of the Reorganization.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•	the shareholders of the Target Fund will remain invested in a diversified, open-end fund that is part of the LifePath Dynamic investment program;

•

the investment objective of the Target Fund is substantially similar to the Acquiring Fund, although there are certain differences. The principal investment risks, strategies and restrictions of the Target Fund and the Acquiring Fund are the same or substantially the same. The Board considered the principal differences in the investment objectives between the Target Fund and the Acquiring Fund. See “Summary—Investment Objectives and Principal Investment Strategies;”

•

the Combined Fund is expected to give rise to possible operating efficiencies from its larger net asset size and the potential for further reduced gross expense ratios by sharing certain fixed costs over a larger asset base;

•	the Target Fund and the Acquiring Fund have the same expense structure, the same types of fees and the same fee rates;

•

the same investment adviser and portfolio managers (as described in “Comparison of the Funds—Management of the Funds”) that currently manage the Target Fund are expected to manage the Combined Fund following the closing of the Reorganization and BFA does not anticipate that the Reorganization will result in any decline in the level of investment advisory services from that historically provided to the Funds;

•

no increase in the advisory, administration or other fees, as a percentage of daily net assets, will occur as a result of the Reorganization, nor will there be any change in the contractual terms of the existing investment advisory agreement with BFA or other service agreements with any affiliates of BFA as a result of the Reorganization;

•

in addition to having the same investment adviser and administrator, the Target Fund and the Acquiring Fund have the same service providers, such as the custodian, transfer agent, principal underwriter, auditors and counsel;

•	the relative performance histories of each Fund. See “Comparison of the Funds—Performance Information;”

•

the shareholders of the Target Fund will not pay any sales charges in connection with the Reorganization. Shareholders of the Target Fund will receive shares of the Acquiring Fund, as indicated above in “Information about the Reorganization—General;”

•

there is expected to be no gain or loss recognized by shareholders for U.S. federal income tax purposes as a result of the Reorganization, because both the Reorganization and the Master Reorganization are expected to be tax-free reorganizations for U.S. federal income tax purposes. Prior to the Reorganization, however, the Target Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders;

•

the Target Fund and the Acquiring Fund use the same methodology for valuing their assets, each shareholder of the Target Fund will receive shares of the same class of the Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the shares of the same class such shareholder of the Target Fund owns immediately prior to the Reorganization, and the interests of the shareholders of the Target Fund and the Acquiring Fund will not be diluted as a result of the Reorganization; and

•

BFA or its affiliates will pay, directly or through waivers, the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees), which is estimated to be approximately $20,750. The Target Fund’s portion of the costs associated with the Reorganization is estimated to be approximately $121,750 (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with the Target Fund will be paid by the Target Fund, because it will benefit from the Reorganization, but all of which are still expected to be borne by BFA or its affiliates. The total estimated expenses of the Reorganization are approximately $142,500. The foregoing estimated expenses will be borne by BFA or its affiliates directly or through waivers, as applicable, regardless of whether the Reorganization is consummated.

For these and other reasons, the Board, including all of the Independent Board Members, approved the Reorganization Agreement. The Board determined that, based on an assumption that all of the facts and circumstances existing at the time of closing of the Reorganization are not materially different from those presented to the Board at the Approval Meeting, the Reorganization is in the best interests of each Fund and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Board’s determinations were based on a comprehensive evaluation of the information provided to it. During the review, the Board did not identify any particular information or consideration that was all-important or controlling.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons that hold shares of the Target Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders should consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Trust, on behalf of each Fund, receive an opinion from Sidley Austin LLP, tax counsel to the Funds, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of stated liabilities of the Target Fund;

•

no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Target Fund or upon the distribution of shares of the Acquiring Fund to Target Fund shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

•	no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares solely for shares of the Acquiring Fund pursuant to the Reorganization;

•

the aggregate tax basis of Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

•

the holding period of Acquiring Fund shares to be received by each Target Fund shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

•

the tax basis of the assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

•

the holding period of the assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

The opinion of Sidley Austin LLP relating to the Reorganization will be based on U.S. federal income tax law in effect on the Closing Date. In rendering the opinion, Sidley Austin LLP will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion on the tax effects to the Target Fund or the Acquiring Fund of marking to market certain categories of assets as of the closing of the taxable year of the Target Fund at the time of the Reorganization or as a result of the transfer of certain types of assets. An opinion of counsel is not binding on the IRS or any court.

Additionally, the Master Reorganization is expected to qualify as a tax-free transaction under the Code. In general, if the Master Reorganization so qualifies, the Target Master Portfolio and the Acquiring Master Portfolio will not recognize gain or loss for U.S. federal income tax purposes from the transactions contemplated by the Master Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Acquiring Master Portfolio’s taxable year due to the Master Reorganization or due to the deemed transfer of certain assets). As a condition to the closing of the Master Reorganization, MIP, on behalf of the Target Master Portfolio and the Acquiring Master Portfolio, will receive an opinion from Sidley Austin LLP to the effect that the Master Reorganization will qualify as a tax-free transaction under the Code.

The Combined Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders that, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income and net realized capital gains, if any, through the Closing Date (after reduction for any capital loss carryforward).

A portion of the assets held by the Target Fund may be sold in connection with the Reorganization if needed for purposes of the Target Fund’s distribution mentioned in the previous paragraph, and a portion of such assets may be required to be marked to market as a result of the termination of the Target Fund’s taxable year or as a result of the transfer of some of the assets in the Reorganization. The tax impact of any such sales (or deemed sales) will depend on the difference between the price at which such assets are sold (or deemed sold) and the Target Fund’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to the Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or on the date of the Reorganization, and such distributions will be taxable to shareholders of the Target Fund.

It is not expected that significant capital loss carryforwards will be forfeited as a result of the Reorganization with respect to the Acquiring Fund. As of December 31, 2018, the Target Fund had no capital loss carryforwards.

Shareholders of the Target Fund may redeem their shares at any time prior to the closing of the Reorganization. Generally, these are taxable transactions. Shareholders must consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

BFA or its affiliates will pay, directly or through waivers, the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees), which is estimated to be approximately $20,750. The Target Fund’s portion of the costs associated with the Reorganization is estimated to be approximately $121,750 (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with the Target Fund will be paid by the Target Fund, because it will benefit from the Reorganization, but all of which are still expected to be borne by BFA or its affiliates. The total estimated expenses of the Reorganization are approximately $142,500. The foregoing estimated expenses will be borne by BFA or its affiliates directly or through waivers, as applicable, regardless of whether the Reorganization is consummated.

The expenses of the Reorganization include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of the Reorganization Agreement and the N-14 registration statement, fees of the SEC and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Acquiring Fund will establish a position for each Target Fund shareholder on the books of the Acquiring Fund containing the appropriate number of shares of the Acquiring Fund to be received in the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, counsel to the Funds. Certain legal matters of Delaware law concerning the issuance of shares of the Acquiring Fund will be passed on by Morris, Nichols, Arsht & Tunnell LLP, which serves as Delaware counsel to the Acquiring Fund.

OTHER INFORMATION

Capitalization

The following table sets forth as of December 31, 2018: (i) the unaudited capitalization of Investor A, Investor C, Institutional, Class R and Class K Shares of the Target Fund; (ii) the unaudited capitalization of Investor A, Investor C, Institutional, Class R and Class K Shares of the Acquiring Fund; and (iii) the unaudited pro forma combined capitalization of Investor A, Investor C, Institutional, Class R and Class K Shares of the Combined Fund assuming the Reorganization has been completed. As of December 31, 2018, the total net assets of (i) the Target Fund were $284,604,274 and (ii) the Acquiring Fund were $107,461,077. As of December 31, 2018, the total net assets of the Combined Fund would have been $391,377,709 on a pro forma basis. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

	Target Fund Investor A Shares	Acquiring Fund Investor A Shares	Pro Forma Adjustments to Acquiring Fund Investor A Shares[1]	Combined Fund Pro Forma Investor A Shares[2]
Net Assets	$184,183,545	$65,509,275	$(445,012)	$249,247,808
Shares Outstanding	14,393,366	7,752,320	7,350,116	29,495,802
NAV per Share	$12.80	$8.45		$8.45

	Target Fund Investor C Shares	Acquiring Fund Investor C Shares	Pro Forma Adjustments to Acquiring Fund Investor C Shares[1]	Combined Fund Pro Forma Investor C Shares[2]
Net Assets	$3,113,712	$671,581	$(7,523)	$3,777,770
Shares Outstanding	225,687	70,205	99,024	394,916
NAV per Share	$13.80	$9.57		$9.57

	Target Fund Institutional Shares	Acquiring Fund Institutional Shares	Pro Forma Adjustments to Acquiring Fund Institutional Shares[1]	Combined Fund Pro Forma Institutional Shares[2]
Net Assets	$65,442,448	$25,343,410	$(158,118)	$90,627,740
Shares Outstanding	4,673,286	2,614,429	2,061,452	9,349,167
NAV per Share	$14.00	$9.69		$9.69

	Target Fund Class R Shares	Acquiring Fund Class R Shares	Pro Forma Adjustments to Acquiring Fund Class R Shares[1]	Combined Fund Pro Forma Class R Shares[2]
Net Assets	$2,674,805	$1,035,752	$(6,463)	$3,704,094
Shares Outstanding	192,247	107,899	85,726	385,872
NAV per Share	$13.91	$9.60		$9.60

	Target Fund Class K Shares	Acquiring Fund Class K Shares	Pro Forma Adjustments to Acquiring Fund Class K Shares[1]	Combined Fund Pro Forma Class K Shares[2]
Net Assets	$29,189,764	$14,901,059	$(70,526)	$44,020,297
Shares Outstanding	2,093,972	1,544,051	923,370	4,561,393
NAV per Share	$13.94	$9.65		$9.65

[1]	Adjusted for an estimated income distribution of $687,642

[2]	Assumes the Reorganization had taken place on December 31, 2018.

Shareholder Information

As of August 5, 2019, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Target Fund. As of such date, no person was known by the Target Fund to own beneficially or of record 5% or more of any class of shares of the Target Fund, except as follows:

Name	Address	%	Class
Hartford Life Separate Account 457	P.O. Box 2999 Hartford, CT 06104-2999	89.71%	Investor A Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	41.86%	Investor C Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	12.30%	Investor C Shares

Raymond James	880 Carillon Parkway Saint Petersburg, FL 33716-1102	8.35%	Investor C Shares

Ascensus Trust Company	P.O. Box 10758 Fargo, ND 58106	5.49%	Investor C Shares

Northern Trust Company	P.O. Box 92956 Chicago, IL 60675-0001	35.71%	Institutional Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	23.58%	Institutional Shares

Name	Address	%	Class
National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	16.60%	Institutional Shares

Hartford Life Separate Account 457	P.O. Box 2999 Hartford, CT 06104-2999	14.73%	Institutional Shares

Reliance Trust Co	P.O. Box 48529 Atlanta, GA 30362	5.27%	Institutional Shares

Wells Fargo Bank	1525 West WT Harris Boulevard Charlotte, NC 28288-1076	34.21%	Class K Shares

Northern Trust Company	P.O. Box 92994 Chicago, IL 60675-2994	14.34%	Class K Shares

Great-West Trust Company LLC	8515 E Orchard Road Greenwood Village, CO 80111	10.47%	Class K Shares

Matrix Trust Company	P.O. Box 52129 Phoenix, AZ 85072-2129	8.90%	Class K Shares

John Hancock Trust Company LLC	690 Canton Street, Suite 100 Westwood, MA 02090	7.97%	Class K Shares

Great-West Trust Company LLC	8515 E Orchard Road Greenwood Village, CO 80111	7.04%	Class K Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	6.57%	Class K Shares

Great-West Trust Company LLC	8525 E Orchard Road Greenwood Village, CO 80111	5.75%	Class K Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	74.31%	Class R Shares

Mid Atlantic Trust Company	1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	7.46%	Class R Shares

Ascensus Trust Company	P.O. Box 10758 Fargo, ND 58106	5.00%	Class R Shares

As of August 5, 2019, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Acquiring Fund. As of such date, no person was known by the Acquiring Fund to own beneficially or of record 5% or more of any class of shares of the Acquiring Fund, except as follows:

Name	Address	%	Class
Hartford Life Separate Account 457	P.O. Box 2999 Hartford, CT 06104-2999	84.70%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310-2010	7.12%	Investor A Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310-2010	25.73%	Investor C Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	17.37%	Investor C Shares

Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	10.80%	Investor C Shares

LPL Financial	4707 Executive Drive San Diego, CA 92121-3091	8.29%	Investor C Shares

Name	Address	%	Class

BNYM I S Trust Co Cust Rollover IRA	301 Bellevue Parkway Wilmington, DE 19809	6.12%	Investor C Shares

Mid Atlantic Trust Company	301 Bellevue Parkway Wilmington, DE 19809	5.18%	Investor C Shares

Northern Trust Company	P.O. Box 92956 Chicago, IL 60675-0001	48.31%	Institutional Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	27.16%	Institutional Shares

National Financial Services LLC	499 Washington Boulevard Jersey City, NJ 07310	11.16%	Institutional Shares

Wells Fargo Bank	1525 West WT Harris Boulevard Charlotte, NC 28288-1076	30.90%	Class K Shares

Matrix Trust Company	P.O. Box 52129 Phoenix, AZ 85072-2129	16.78%	Class K Shares

John Hancock Trust Company LLC	690 Canton Street, Suite 100 Westwood, MA 02090	12.32%	Class K Shares

Great-West Trust Company LLC	8525 E Orchard Road Greenwood Village, CO 80111	11.39%	Class K Shares

Great-West Trust Company LLC	8515 E Orchard Road Greenwood Village, CO 80111	9.85%	Class K Shares

Northern Trust Company	P.O. Box 92994 Chicago, IL 60675-2994	7.50%	Class K Shares

Charles Schwab & Co Inc.	101 Montgomery Street San Francisco, CA 94104-4122	5.36%	Class K Shares

Merrill Lynch Pierce Fenner & Smith Incorporated	4800 East Deerlake Drive, 3rd Floor Jacksonville, FL 32246-6484	75.60%	Class R Shares

Ascensus Trust Company	P.O. Box 10758 Fargo, ND 58106	12.91%	Class R Shares

Great-West Trust Company LLC	8515 E Orchard Road Greenwood Village, CO 80111	5.59%	Class R Shares

For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a shareholder identified in the foregoing tables is identified as the beneficial holder of more than 25% of a Fund, or is identified as the holder of record of more than 25% of a Fund and has voting and/or investment powers, such shareholder may be presumed to control such Fund.

Shareholder Rights and Obligations

Each Fund is series of BlackRock Funds III (previously defined as the “Trust), a statutory trust organized under the laws of the State of Delaware. Under the Trust’s organizational documents, each Fund is authorized to issue an unlimited number of shares of beneficial interest, with no par value.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. With respect to each Fund, each class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services), and has exclusive voting rights with respect to matters relating to the class’ account maintenance and/or distribution expenditures.

The shares of each Fund have no conversion or exchange rights except as the Board may grant in its discretion. There are no preemptive or appraisal rights in connection with the shares of either the Target Fund or the Acquiring Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Acquiring Fund, issued in connection with the Reorganization), all shares are fully paid and non-assessable.

APPENDIX I

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions:

Each Fund may not:

1.

Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit a Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities;

2.

Purchase the securities of any single issuer if, as a result, with respect to 75% of a Fund’s total assets, more than 5% of the value of its total assets would be invested in the securities of such issuer or the Fund’s ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund’s cash or cash items, investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other investment companies;

3.	Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

4.

Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

5.

Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund’s investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph;

6.

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); and

7.

Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Notations Regarding the Funds’ Fundamental Investment Restrictions

The following notations are not considered to be part of the Funds’ fundamental investment restrictions and are subject to change without shareholder approval.

With respect to paragraph (3) above, the 1940 Act currently allows a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. In addition, each Fund has received an exemptive order from the SEC permitting it to borrow through the Interfund Lending Program (discussed below),

I-1

subject to the conditions of the exemptive order. With respect to paragraph (4) above, the 1940 Act and regulatory interpretations currently limit the percentage of a Fund’s securities that may be loaned to one-third of the value of its total assets.

While certain swaps are now considered commodity interests for purposes of the Commodity Exchange Act and the rules thereunder, at the time of each Fund’s adoption of fundamental investment restriction no. 7 above, many swaps were treated as securities for purposes of the Fund’s compliance with applicable law. Accordingly, fundamental investment restriction no. 7 above is being interpreted to permit each Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indices and currencies, but not to engage in transactions in swaps or options on swaps related to physical commodities, such as oil or metals.

Non-Fundamental Investment Restrictions:

Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval, each Fund may not:

(1) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act. As a matter of policy, however, each Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time a Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

(2) Make short sales of securities or maintain a short position, except to the extent permitted by each Fund’s Prospectus and Statement of Additional Information, as amended from time to time, and applicable law.

Notwithstanding any other investment policy or restriction (whether or not fundamental), each Fund may and does invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. See “Master/Feeder Structure” in the Combined Prospectus/Information Statement. In addition, the underlying funds in which the Funds may invest have adopted certain investment restrictions that may be different from those listed above, thereby permitting the Funds to engage indirectly in investment strategies that are prohibited under the restrictions listed above. The investment restrictions of each underlying fund are set forth in its respective statement of additional information.

I-2

APPENDIX II

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [●] day of [●] 2019, by and between BlackRock Funds III, a registered investment company and a Delaware statutory trust (the “Trust”), on behalf of BlackRock LifePath® Dynamic 2020 Fund, a separate series of the Trust (the “Target Fund”), and the Trust, on behalf of BlackRock LifePath® Dynamic Retirement Fund, a separate series of the Trust (the “Acquiring Fund”).

This Agreement is intended to be, and is adopted as, a plan for the reorganization of the Target Fund with the Acquiring Fund upon the terms and conditions set forth in this Agreement (the “Reorganization”). The Reorganization is intended to qualify as a reorganization of the Target Fund and Acquiring Fund within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The Reorganization will consist of: (i) the transfer of substantially all of the assets of the Target Fund to the Acquiring Fund, in exchange for the assumption by the Acquiring Fund of the Target Fund Stated Liabilities (as defined in paragraph 1.3) and shares of the Acquiring Fund (the “Acquiring Fund Shares”) having an aggregate net asset value equal to the value of the assets of the Target Fund acquired by the Acquiring Fund reduced by the Target Fund Stated Liabilities; (ii) the distribution, on or as soon as practicable after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iii) the termination, dissolution and complete liquidation of the Target Fund.

WHEREAS, the Target Fund and Acquiring Fund are each a separate series of the Trust, which is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940 (the “1940 Act”);

WHEREAS, the Acquiring Fund invests all of its assets in LifePath® Dynamic Retirement Master Portfolio (the “Master Acquiring Fund”), a separate series of Master Investment Portfolio, a registered investment company and a Delaware statutory trust (the “Master Trust”);

WHEREAS, the Target Fund invests all of its assets in LifePath® Dynamic 2020 Master Portfolio (the “Master Target Fund”), a separate series of the Master Trust;

WHEREAS, the Reorganization is contingent on the completion of the reorganization between the Master Target Fund with the Master Acquiring Fund (the “Master Reorganization”);

WHEREAS, following the Master Reorganization, the Acquiring Fund will invest substantially all of its assets in the Master Acquiring Fund;

WHEREAS, each of the Acquiring Fund and the Target Fund qualifies as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Trust (the “Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that interests of the existing shareholders of the Acquiring Fund will not be diluted with respect to net asset value as a result of the Reorganization; and

WHEREAS, the Board has determined that the Reorganization is in the best interests of the Target Fund and that interests of the existing shareholders of the Target Fund will not be diluted with respect to net asset value as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

REORGANIZATION

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Fund agrees to convey, transfer and deliver substantially all of the assets of the Target Fund free and clear of all liens, encumbrances and claims whatsoever to the Acquiring Fund. In exchange, the Acquiring Fund agrees to: (i) deliver to the Target Fund, the number of full and fractional Acquiring Fund Shares, determined by dividing: (A) the aggregate value of the Target Fund’s assets with respect to each class of the Target Fund, net of the Target Fund Stated Liabilities (as defined in paragraph 1.3 with respect to each class of the Target Fund), computed in the manner and as of the time and date set forth in paragraph 2.1, by (B) the net asset value of one share of the corresponding class of the Acquiring Fund computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Target Fund Stated Liabilities described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1. For the purposes of this Agreement, the Investor A Shares of the Target Fund correspond to the Investor A Shares of the Acquiring Fund, Investor C Shares of the Target Fund correspond to Investor C Shares of the Acquiring Fund, Institutional Shares of the Target Fund correspond to Institutional Shares of the Acquiring Fund, Class K Shares of the Target Fund correspond to Class K Shares of the Acquiring Fund and Class R Shares of the Target Fund correspond to Class R Shares of the Acquiring Fund and the term “Acquiring Fund Shares” should be read to include each such class of shares of the Acquiring Fund unless the context otherwise requires.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Trust, on behalf of the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records relating to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.2 and other than the rights of the Trust, on behalf of the Target Fund, under this Agreement (the “Assets”).

1.3 LIABILITIES TO BE ASSUMED. The Trust, on behalf of the Target Fund, will endeavor to identify and discharge, to the extent practicable, all of the Target Fund’s liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume only those accrued and unpaid liabilities of the Target Fund set forth in the Target Fund’s statement of assets and liabilities as of the Closing Date delivered by the Target Fund to the Acquiring Fund pursuant to paragraph 5.2 (the “Target Fund Stated Liabilities”). The Acquiring Fund shall assume only the Target Fund Stated Liabilities and shall not assume any other debts, liabilities or obligations of the Target Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Trust shall make any filings with the State of Delaware that are required under the laws of the State of Delaware to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION OF ACQUIRING FUND SHARES. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time (as defined below) (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Such distribution will be in exchange for the Target Fund shares and will be accomplished by the transfer on the books of the Acquiring Fund of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number and class of Acquiring Fund Shares due Target Fund Shareholders; and the Target Fund will be dissolved and terminated as a separate series of the Trust. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent (the “Acquiring Fund Transfer Agent”).

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Trust, on behalf of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Trust, on behalf of the Target Fund.

1.9 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Target Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.10 ACTION BY THE TRUST. The Trust shall take all actions expressed herein as being the obligations of the Trust, on behalf of the Acquiring Fund and on behalf of the Target Fund, as the case may be.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to paragraph 7.2, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. Full Acquiring Fund Shares, and to the extent necessary, fractional Acquiring Fund Shares, of an aggregate net asset value equal to the gross value of the Assets of the Target Fund acquired, determined as provided in paragraph 2.1 above, reduced by the amount of the Target Fund Stated Liabilities assumed by the Acquiring Fund, shall be issued by the Acquiring Fund in exchange for such Assets of the Target Fund. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed as of the Valuation Time, using the Acquiring Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur in the fourth quarter of 2019, or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 7:00 a.m. on the Closing Date. The Closing shall be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Trust, on behalf of the Target Fund, shall instruct the custodian for the Target Fund (the “Target Fund Custodian”) to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of Assets by the Target Fund. The Target Fund’s Assets represented by a certificate or other written instrument shall be presented by the Target Fund Custodian to the custodian for the Acquiring Fund (the “Acquiring Fund Custodian”) for examination no later than five (5) business days preceding the Closing Date and all Assets of the Target Fund at the Valuation Time shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s Assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Acquiring Fund Custodian. The cash to be transferred by the Trust, on behalf of the Target Fund, shall be transferred and delivered by the Trust, on behalf of the Target Fund, as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, as of the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Trust, on behalf of the Target Fund, shall instruct the Target Fund’s transfer agent (the “Target Fund Transfer Agent”) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Target Fund Shareholders as of the Valuation Time, and the number and percentage ownership (to four decimal places) of outstanding shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Trust, on behalf of the Acquiring Fund, shall issue and deliver, or instruct the Acquiring Fund Transfer Agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Trust, on behalf of the Target Fund, is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund Custodian of any of the Assets of the Target

Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Trust, on behalf of the Target Fund, shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Acquiring Fund Custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TRUST ON BEHALF OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Trust, on behalf of the Acquiring Fund, as follows:

(a) The Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Target Fund. The Target Fund is a legally designated, separate series of the Trust. The Trust, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of its properties and Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 of the Trust with respect to the Acquiring Fund and the Combined Prospectus/Information Statement contained therein relating to the transactions contemplated by the Agreement that is filed with the Commission and becomes effective, as such Registration Statement may be amended or supplemented subsequent to the effective date of the Registration Statement (the “Registration Statement”), as of such effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Fund based on information provided in writing by the Trust, on behalf of the Target Fund, for inclusion therein, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Target Fund based on information provided in writing by the Trust, on behalf of the Target Fund, for inclusion therein, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. Any written information furnished by the Trust, with respect to the Target Fund, for use in the Registration Statement or any other materials provided by the Trust in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The Trust’s prospectus, statement of additional information and shareholder reports, in each case relating to the Target Fund and to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VI and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Target Fund, will not result in the violation of Delaware law, or any provision of the Trust’s trust instrument or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Trust, on behalf of the Target Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Target Fund, or by which the Trust, on behalf of the Target Fund, is bound.

(f) The Trust, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Target Fund Stated Liabilities or in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Target Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Trust, on behalf of the Target Fund, to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund for the fiscal year ended December 31, 2018, which have been audited by PricewaterhouseCoopers LLP, and the unaudited financial statements of the Target Fund for the semi-annual period ended June 30, 2019 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements of the Target Fund for the fiscal year ended December 31, 2018 and the unaudited financial statements of the Target Fund for the semi-annual period ended June 30, 2019, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.1(i), the discharge of the Target Fund’s liabilities or the redemption of Target Fund shares by Target Fund Shareholders shall not constitute a material adverse change.

(j) Since [                ], 2019 there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Target Fund; (ii) any option to purchase or other right to acquire shares of the Target Fund issued or granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Target Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target

Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Target Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Trust, on behalf of the Target Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Trust has an unlimited number of authorized shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (“1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the Valuation Time, be held by the persons and in the amounts set forth in the records of the Target Fund Transfer Agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any of the Target Fund shares.

(m) At the Closing Date, the Target Fund will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Delaware state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) (i) The Trust, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein; (ii) the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Target Fund; and (iii) this Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Target Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Target Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Trust, on behalf of the Target Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Target Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for the taxable year ending on the Closing Date.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity other than notice to the Target Fund Shareholders is required for the consummation by the Trust, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) Prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the Valuation Time, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

(s) The Target Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Target Fund Shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

4.2 REPRESENTATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Target Fund, as follows:

(a) The Trust is a statutory trust that is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Trust is duly authorized to transact business in the State of Delaware and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Trust or the Acquiring Fund. The Acquiring Fund is a legally designated, separate series of the Trust. The Trust, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not contain, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that no representations and warranties in this paragraph 4.2(c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Trust, on behalf of the Target Fund, from the effective date of the Registration Statement through and on the Closing Date. Any written information furnished by the Trust, with respect to the Acquiring Fund, for use in the Registration Statement or any other materials provided by the Trust, with respect to the Acquiring Fund, in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d) The prospectus, statement of additional information and shareholder reports of the Trust, in each case relating to the Acquiring Fund, to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other applicable laws and regulations, and do not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements, in the light of the circumstances under which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and, subject to the satisfaction of the conditions precedent set forth in Articles VII and VIII of this Agreement, the execution, delivery and performance of this Agreement in accordance with its terms by the Trust, on behalf of the Acquiring Fund, will not result in the violation of, Delaware law, or any provision of the Trust’s trust instrument or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Acquiring Fund, or by which the Trust, on behalf of the Acquiring Fund, is bound, nor will the execution, delivery and performance of this Agreement by the Trust, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party, on behalf of the Acquiring Fund, or by which the Trust, on behalf of the Acquiring Fund, is bound.

(f) No litigation, claims, actions, suits, proceedings or investigations of or before any court or governmental body are pending or to the Trust’s knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Trust, on behalf of the Acquiring Fund, to carry out the transactions contemplated by this Agreement. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2018, which have been audited by PricewaterhouseCoopers LLP, and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended June 30, 2019 have been prepared in accordance with GAAP consistently applied, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2018, and the unaudited financial statements of the Acquiring Fund for the semi-annual period ended June 30, 2019, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund (other than changes occurring in the ordinary course of business). For the purposes of this paragraph 4.2(h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) Since [                ], 2019, there has not been (i) any pending or to the knowledge of the Trust threatened litigation, which has had or may have a material adverse effect on the business, results of operations, assets or financial condition of the Acquiring Fund; (ii) any option to purchase or other right to acquire shares of the Acquiring Fund issued or granted by or on behalf of the Acquiring Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the current prospectus for the Acquiring Fund; (iii) any contract or agreement or amendment or termination of any contract or agreement entered into by or on behalf of the Acquiring Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Acquiring Fund for borrowed money or any commitment to borrow money by or on behalf of the Acquiring Fund; (v) any amendment of the Trust’s organizational documents in a manner materially affecting the Acquiring Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Acquiring Fund other than a lien for taxes not yet due and payable.

(j) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the knowledge of the Trust, on behalf of the Acquiring Fund, after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(k) The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, no par value. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive rights. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares and has no outstanding securities convertible into any of the Acquiring Fund shares.

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which the Target Fund has received notice at or prior to the Closing Date, and which have been taken into account in the net asset valuation of the Acquiring Fund.

(m) The Trust, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Trust, on behalf of the Acquiring Fund. This Agreement constitutes a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, and no other action or proceedings by the Trust, on behalf of the Acquiring Fund, are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable by the Acquiring Fund.

(o) The information to be furnished by the Trust, on behalf of the Acquiring Fund, for use in no-action letters, applications for orders, registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other applicable laws and regulations.

(p) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year in which the Reorganization occurs; and has satisfied the distribution requirements imposed by the Code for each of its taxable years closing before the Closing Date and will satisfy the distribution requirements imposed by the Code for its taxable year in which the Reorganization occurs.

(q) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except those that have already been obtained. No consent of or notice to any third party or entity is required for the consummation by the Trust, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE TRUST, ON BEHALF OF THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraphs 7.2 and 7.5, the Trust, on behalf of each of the Acquiring Fund and the Target Fund, will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. At least five business days prior to the Closing Date, the Trust, on behalf of the Target Fund, will prepare and deliver to the Acquiring Fund a statement of the assets and the liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the assets and the liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Trust, on behalf of the Target Fund, will deliver at the Closing (1) a statement of Assets and Target Fund Stated Liabilities as of the Valuation Time and (2) a list of the Target Fund’s Assets as of the Closing Date showing the tax costs of each of its assets by lot and the holding periods of such Assets, and certified by the Treasurer or Assistant Treasurer of the Trust, on behalf of the Target Fund.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Trust, on behalf of the Target Fund, shall make available to the Trust’s officers and agents all books and records of the Target Fund and the Trust, on behalf of the Acquiring Fund, shall make available to the Trust’s officers and agents all books and records of the Trust relating to the Acquiring Fund.

5.4 ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Trust, on behalf of the Target Fund, will terminate all agreements to which the Trust, on behalf of the Target Fund, is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Target Fund Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Trust, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 PREPARATION OF REGISTRATION STATEMENT. The Trust, on behalf of the Acquiring Fund, will prepare and file with the Commission the Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The Registration Statement shall include a Combined Prospectus/Information Statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, including any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing and filing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.8 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization of the Target Fund and the Acquiring Fund within the meaning of Section 368(a) of the Code.

Neither the Acquiring Fund nor the Target Fund (nor the Trust, on behalf of either the Acquiring Fund or the Target Fund) shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trust, on behalf of the Acquiring Fund and the Target Fund, will take such action, or cause such action to be taken, as is reasonably necessary to enable Sidley Austin LLP, U.S. federal income tax counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Sidley Austin LLP).

5.9 REASONABLE BEST EFFORTS. The Trust, on behalf of the Acquiring Fund and the Target Fund, shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.10 AUTHORIZATIONS. The Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.11 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for U.S. federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code.

5.12 INFORMATION STATEMENT. The Trust, on behalf of the Target Fund, agrees to mail to its respective shareholders of record, in sufficient time to comply with requirements as to notice thereof, the

Combined Prospectus/Information Statement contained in the Registration Statement, which complies in all material respects with the applicable provisions of Section 14(c) of the 1934 Act, and the rules and regulations thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE TARGET FUND

The obligations of the Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Fund (or the Trust, on behalf of the Acquiring Fund), pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Board has approved this Agreement with respect to the Target Fund.

6.3 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions nor any material increase in the investment management fee rate or other fee rates the Acquiring Fund is currently contractually obligated to pay for services provided to the Acquiring Fund, nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement, if any.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Target Fund, of all the obligations to be performed by the Target Fund (or the Trust, on behalf of the Target Fund) pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Trust, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets as of the Valuation Time, the Target Fund shall have declared a dividend, dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends and distributions, shall have the effect of distributing to the Target Fund Shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carryforward).

7.3 The Board has approved this Agreement with respect to the Acquiring Fund.

7.4 As of the Closing Date, there shall have been no material change in the investment objectives, policies and restrictions or any material increase in the investment management fee rate or other fee rates the Target Fund is currently contractually obligated to pay for services provided to the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings (either voluntary or contractual) from those described in the Registration Statement.

7.5 The Trust, on behalf of the Target Fund, shall have taken all steps required to terminate all agreements to which it is a party on behalf of the Target Fund (other than this Agreement) and pursuant to which the Target Fund has outstanding or contingent liabilities, unless such liabilities have been accrued as part of the Target Fund Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TRUST, ON BEHALF OF THE ACQUIRING FUND, AND THE TRUST, ON BEHALF OF THE TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Trust, the Target Fund or the Acquiring Fund, the other parties to this Agreement shall, at their option, not be required to consummate the transactions contemplated by this Agreement:

8.1 The Master Reorganization has closed prior to the Closing.

8.2 The Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third-party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Trust with respect to the Acquiring Fund on Form N-1A under the 1933 Act covering the sale of shares of the Acquiring Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Fund, the Target Fund or the Trust or any of the investment advisers, directors, trustees or officers of the foregoing, as applicable, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, shall have received an opinion of Sidley Austin LLP, United States tax counsel to the Acquiring Fund and the Target Fund, substantially to the effect that, based on certain facts, assumptions and representations of the parties, for U.S. federal income tax purposes:

(a) the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities;

(c) no gain or loss will be recognized by the Target Fund upon the transfer of the Assets of the Target Fund to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund Stated Liabilities or upon the distribution of Acquiring Fund Shares to Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund, except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of any stock in a passive foreign investment company as defined in Section 1297(a) of the Code;

(d) no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares pursuant to the Reorganization;

(e) the aggregate tax basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor by such shareholder;

(f) the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder, provided such Target Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the Acquiring Fund will be the same as the tax basis of such Assets to the Target Fund immediately before the Reorganization, except for certain adjustments that may be required to be made solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of gain recognized on the transfer of certain assets of the Target Fund; and

(h) the holding period of the Assets in the hands of the Acquiring Fund will include the period during which those Assets were held by the Target Fund, except for any assets which may be marked to market for U.S. federal income tax purposes on the termination of the Target Fund’s taxable year or on which gain was recognized upon the transfer to the Acquiring Fund.

Such opinion shall be based on customary assumptions and such representations as Sidley Austin LLP may reasonably request, and the Trust, on behalf of each of the Target Fund and the Acquiring Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, the Trust, on behalf of either the Acquiring Fund or the Target Fund, may not waive the conditions set forth in this paragraph 8.6.

The Tax Opinion will not express an opinion on the effect of the Reorganization on the Target Fund with respect to the recognition of any unrealized gain or loss for any Asset that is required to be marked to market for U.S. federal income tax purposes upon termination of the Target Fund’s taxable year or as a result of the transfer of certain assets of the Target Fund.

ARTICLE IX

EXPENSES

The Target Fund and the Acquiring Fund (each for purposes of this Article IX only, a “Fund”) will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to the Board. The Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by BlackRock Fund Advisors (“BlackRock”) or its affiliates. The Target Fund’s portion of the expenses incurred in connection with the Reorganization will be paid by the Target Fund, but all of which is still expected to be borne by BlackRock or its affiliates through fee waivers. Reorganization expenses include, but are not limited to, costs and expenses (including legal fees) related to the preparation and distribution of materials to the Board, costs incurred in connection with attending the Board meetings and preparing the minutes of the Board meetings, obtaining an opinion of counsel as to certain tax matters, the preparation of this Agreement and the Registration Statement, fees of the Commission and any state securities commission, transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), expenses relating to preparing, printing and mailing the Combined Prospectus/Information Statement and any other materials to be used in connection with the Board meetings, and any other legal and auditing fees in connection with the foregoing.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Trust, on behalf of each of the Acquiring Fund and the Target Fund, agrees that no party has made to another party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Trust, on behalf of each of the Acquiring Fund or the Target Fund. In addition, the Trust, on behalf of either the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by one of the other parties of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party and/or one or more other parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of a party. In the event of willful default, all remedies at law or in equity of the party or parties adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust, on behalf of each of the Target Fund and the Acquiring Fund, as specifically authorized by the Board.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The names “BlackRock Funds III” and “Trustees of BlackRock Funds III” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Amended and Restated Agreement and Declaration of Trust dated November 17, 2006, as amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of the State of Delaware and at the principal office of the Trust. Such Amended and Restated Agreement and Declaration of Trust provides that no Trustee, shareholder, officer, employee or agent of the Trust shall personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder or otherwise in connection with the affairs of the Trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Target Fund, 400 Howard Street, San Francisco, California 94105, Attention: John M. Perlowski, Chief Executive Officer; or to the Acquiring Fund, 400 Howard Street, San Francisco, California 94105, Attention: John M. Perlowski, Chief Executive Officer, or to any other address that the Target Fund or the Acquiring Fund shall have last designated by notice to the other parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

BLACKROCK FUNDS III, ON BEHALF OF ITS SERIES BLACKROCK LIFEPATH® DYNAMIC 2020 FUND

By:
Name:
Title:

BLACKROCK FUNDS III, ON BEHALF OF ITS SERIES BLACKROCK LIFEPATH® DYNAMIC RETIREMENT FUND

By:
Name:
Title:

BLACKROCK FUNDS III

BlackRock LifePath® Dynamic 2020 Fund

BLACKROCK FUNDS III

BlackRock LifePath® Dynamic Retirement Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

August 21, 2019

This Statement of Additional Information (the “SAI”) relates to the reorganization (the “Reorganization”) of BlackRock LifePath® Dynamic 2020 Fund (the “Target Fund”), a series of BlackRock Funds III (the “Trust”), into BlackRock LifePath® Dynamic Retirement Fund (the “Acquiring Fund”), a series of the Trust. The Target Fund is a “feeder” fund that invests all of its assets in LifePath® Dynamic 2020 Master Portfolio (the “Target Master Portfolio”), a series of Master Investment Portfolio (“MIP”), a Delaware statutory trust, which has an investment objective, strategies and policies substantially identical to those of the Target Fund. The Acquiring Fund is also a “feeder” fund and invests all of its assets in LifePath® Dynamic Retirement Master Portfolio (the “Acquiring Master Portfolio” and together with the Target Master Portfolio, the “Master Portfolios” and each, a “Master Portfolio”), a series of MIP, which has an investment objective, strategies and policies substantially identical to those of the Acquiring Fund. Following the completion of the Reorganization, the Acquiring Fund and the Acquiring Master Portfolio may be referred to as the “Combined Fund” and the “Combined Master Portfolio,” respectively.

The Target Fund and the Acquiring Fund are each referred to as a “Fund” and collectively referred to as the “Funds.”

This SAI contains information that may be of interest to shareholders of the Target Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement dated August 21, 2019 (the “Combined Prospectus/Information Statement”).

As described in the Combined Prospectus/Information Statement, the Reorganization will involve the transfer and delivery of substantially all of the assets of the Target Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of certain stated liabilities of the Target Fund and newly-issued shares of the Acquiring Fund, including fractional shares, if any (the “Acquiring Fund Shares”). Acquiring Fund Shares will then be distributed pro rata by the Target Fund to its shareholders and the Target Fund will be terminated, dissolved and liquidated.

For the Target Fund and the Acquiring Fund: Incorporates by reference the Statement of Additional Information included in the Registration Statement on Form N-1A of the Target Fund and the Acquiring Fund dated April 30, 2019, as supplemented (SEC Accession No. 0001193125-19-129477); and the Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended December 31, 2018, filed March 8, 2019 (SEC Accession No. 0001193125-19-068523), each as filed with the Securities and Exchange Commission (the “SEC”).

This SAI is not a prospectus and should be read in conjunction with the Combined Prospectus/Information Statement. The Combined Prospectus/Information Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to BlackRock at 400 Howard Street, San Francisco, California 94105, or by calling (800) 441-7762.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Information Statement.

Page
Financial Statements	S-3
Pro Forma Financial Statements (Unaudited)	S-3

FINANCIAL STATEMENTS

This SAI incorporates by reference the Annual Report to Shareholders of the Target Fund and the Acquiring Fund for the fiscal year ended December 31, 2018, which has been filed with the SEC.

Pro forma financial statements of the Target Fund and the Acquiring Fund are provided on the following pages.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

The unaudited pro forma financial information set forth herein is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. The closing of the Reorganization is contingent upon certain conditions being satisfied. These pro forma numbers have been estimated in good faith based on information regarding each Fund as of December 31, 2018.

The unaudited pro forma information provided herein should be read in conjunction with the most recent Annual Report of the Target Fund and the Acquiring Fund, which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below with respect to the Combined Fund for the period ended December 31, 2018 is intended to present ratios and supplemental data as if the Reorganization of the Target Fund into the Acquiring Fund had been consummated at January 1, 2018. The Reorganization is intended to merge the Target Fund, which invests all of its assets in the Target Master Portfolio, into the Acquiring Fund, a similar fund that invests all of its assets in the Acquiring Master Portfolio, which is advised by BlackRock Fund Advisors (“BFA”).

For a description of the management fees, administration fees and any contractual waivers, expense caps and/or reimbursements that were in effect for the Target Fund, the Target Master Portfolio, the Acquiring Fund and the Acquiring Master Portfolio during the periods January 1, 2018 to December 31, 2018, as well as a list of other service providers for the Funds, see “Comparison of the Funds—Investment Advisory and Management Agreements,” “Comparison of the Funds—Administration Agreements” and “Comparison of the Funds—Other Service Providers” in the Combined Prospectus/Information Statement.

As of December 31, 2018, the net assets of the Target Fund were $284,604,274. As of December 31, 2018, the net assets of the Combined Fund would have been $391,377,709 on a pro forma basis.

In the Reorganization, the outstanding shares of the Target Fund will be exchanged for newly issued Acquiring Fund Shares. The aggregate net asset value (“NAV”) immediately after the Reorganization of the Combined Fund shares will be the same as the aggregate NAV of the Target Fund shares immediately prior to the Reorganization. The aggregate NAV of the Target Fund immediately prior to the Reorganization will reflect accrued expenses associated with the Reorganization. However, the number of shares you receive will depend on the relative NAV of the shares of the Target Fund and the Acquiring Fund as of the close of regular trading on the New York Stock Exchange on the business day immediately before the closing of the Reorganization (“Valuation Time”). Thus, if as of the Valuation Time the NAV of an Acquiring Fund Share is lower than the NAV of the corresponding share class of the Target Fund, you will receive a greater number of Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization. On the other hand, if the NAV of an Acquiring Fund Share is higher than the NAV of the corresponding share class of the corresponding Target Fund, you will receive fewer Acquiring Fund Shares in the Reorganization than you held in the Target Fund immediately prior to the Reorganization.

With respect to the Target Fund, the number of shares of each class assumed to be issued is equal to the NAV of the shares of the Target Fund, as of December 31, 2018, divided by the NAV per share of the corresponding class of shares of the Acquiring Fund as of December 31, 2018. The pro forma number of shares outstanding, by class, for the Acquiring Fund consists of the following at December 31, 2018:

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued In Reorganization	Total Outstanding Shares Post-Combination
Investor A Shares	7,752,320	21,743,482	29,495,802
Investor C Shares	70,205	324,711	394,916
Institutional Shares	2,614,429	6,734,738	9,349,167
Class R Shares	107,899	277,973	385,872
Class K Shares	1,544,051	3,017,342	4,561,393

On a pro forma basis for the twelve months ended December 31, 2018, the Reorganization would result in the following changes in investment advisory fees, administration fees, other operating expenses, and waivers and reimbursements for the Acquiring Fund as follows:

	Dollar Change	Basis Points
Investment advisory fees	$—	0.00%
Administration fees	$(44,904)	(0.01)%
Other operating expenses	$(57,497)	(0.01)%
Waivers and reimbursements	$37,005	0.01%

The following table represents the total net annual portfolio operating expenses for the Target Fund and the Acquiring Fund as of December 31, 2018, and the Combined Fund, as if the Reorganization was consummated on January 1, 2018. Upon the closing of the Reorganization, the total net annual operating expenses for the Combined Fund will be the same as those of the Target Fund.

		Total Net Annual Portfolio Operating Expenses
Target Fund Shares	Acquiring Fund Shares Received	Target Fund	Acquiring Fund	Combined Fund Pro Forma
Investor A Shares	Investor A Shares	0.92%	0.92%	0.92%
Investor C Shares	Investor C Shares	1.72%	1.72%	1.72%
Institutional Shares	Institutional Shares	0.67%	0.67%	0.67%
Class R Shares	Class R Shares	1.12%	1.12%	1.12%
Class K Shares	Class K Shares	0.47%	0.47%	0.47%

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding valuation and Subchapter M compliance. As of April 30, 2019, all of the securities held by the Target Fund comply with the compliance guidelines and/or investment restrictions of the Acquiring Fund and the Acquiring Master Portfolio. It is not anticipated that the Acquiring Fund or the Acquiring Master Portfolio will sell any securities of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

The Reorganization is expected to be tax-free for U.S. federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or its shareholders for U.S. federal income tax purposes as a result of the Reorganization (except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization or as a result of the transfer of certain assets).

The aggregate tax basis of the Acquiring Fund Shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in its shares of the Target Fund immediately before the Reorganization.

Accounting Survivor: The Acquiring Fund is deemed to be the “accounting survivor” in connection with the Reorganization.

Cost of Reorganization: BFA or its affiliates will pay, directly or through waivers, the Acquiring Fund’s portion of the expenses incurred in connection with the Reorganization (including auditor and legal fees), which is estimated to be approximately $20,750. The Target Fund’s portion of the costs associated with the Reorganization is estimated to be approximately $121,750 (including auditor and legal fees and the costs of preparing and filing the Combined Prospectus/Information Statement). The costs associated with the Target Fund will be paid by the Target Fund, because it will benefit from the Reorganization, but all of which are still expected to be borne by BFA or its affiliates. The total estimated expenses of the Reorganization are approximately $142,500. The foregoing estimated expenses will be borne by BFA or its affiliates directly or through waivers, as applicable, regardless of whether the Reorganization is consummated.

Undistributed Net Investment Income, Undistributed Realized Gain and Capital Loss Carryforwards: Substantially all of the undistributed net investment income and undistributed realized gain, if any, of the Target Fund is expected to be distributed to the Target Fund’s shareholders prior to the Closing Date (as defined in Appendix II). As of December 31, 2018, neither Fund had undistributed realized gains or capital loss carryforwards. As of December 31, 2018, the amount of undistributed net investment income for each Fund was as follows:

Undistributed Net Income
Target Fund	Acquiring Fund
$687,642	$217,647